UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Marathon Oil Corporation
(Name of Registrant as Specified In Its Charter)

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Proxy Statement and Notice of 2019 Annual Meeting of Stockholders

ANNUAL MEETING
Wednesday, May 29, 2019
10:00 a.m. Central Time
Conference Center Auditorium
Marathon Oil Tower
5555 San Felipe Street
Houston, Texas 77056

MEETING HOURS
Registration 9:00 a.m.
Meeting 10:00 a.m.

Please vote promptly by:

- telephone,
- the Internet, or
- marking, signing and returning your proxy or voting instruction card

Marathon Oil® Corporation

Marathon Oil Corporation 5555 San Felipe Street Houston, TX 77056

April 12, 2019
Dear Marathon Oil Corporation Stockholder,
2018 was another exceptional year for Marathon Oil. With the foundation of a peer leading balance sheet and our multi-basin U.S. portfolio, we delivered more oil growth, generated positive free cash flow post-dividend, and continued to return cash to shareholders through the combination of our dividend and repurchases.
We continued to enhance and refresh our Board of Directors and in April of 2019 we added two directors, J. Kent Wells and Jason B. Few.
We value the communication we have established with our stockholders. We look forward to continuing to hear your views and we ask for your continued support as we work to maximize the value of your investment in our Company. Your Board of Directors and management cordially invite you to attend our 2019 Annual Meeting of Stockholders, to be held in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Street, Houston, Texas, on Wednesday, May 29, 2019, at 10:00 a.m. Central Time.
We are making our proxy materials accessible over the Internet, which allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Please read the Proxy Statement for more information about how to access the proxy materials over the Internet.
On April 17, 2019, we plan to mail to our U.S. stockholders a notice explaining how to access our 2019 Proxy Statement and 2018 Annual Report, request a printed copy of these materials, and vote online. All other stockholders will continue to receive copies of the Proxy Statement and Annual Report by mail. You can find information about the matters to be voted on at the meeting in the 2019 Proxy Statement.
Your vote is important. Whether or not you plan to attend the meeting, we encourage you to vote promptly so that your shares will be represented and properly voted at the meeting.
Sincerely,

Lee M. Tillman                     Gregory H. Boyce
Chairman, President and                   Independent Lead Director
Chief Executive Officer

MARATHON OIL CORPORATION
Notice of 2019 Annual Meeting of Stockholders

Dear Stockholders,
You are invited to attend Marathon Oil Corporation’s 2019 Annual Meeting of Stockholders, to be held in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Street, Houston, Texas 77056 on Wednesday, May 29, 2019, at 10:00 a.m. Central Time.
The meeting will be held for the following purposes:
You are entitled to vote if you were a stockholder of record on April 1, 2019. If you plan to attend the meeting, you will need to show proof of your stock ownership, such as a recent account statement, letter or proxy from your broker or other intermediary, along with a photo identification.
By order of our Board of Directors,
Reginald D. Hedgebeth
Senior Vice President, General Counsel and Secretary
April 12, 2019

Your vote is very important. Please vote right away, even if you plan to attend the Annual Meeting, to ensure your vote is counted. There are four ways to vote:
INTERNET Visit www.proxyvote.com or scan the QR code on your Notice or proxy card with a smart phone. You will need the 16-digit number included in your Notice, proxy card or voting instructions.	TELEPHONE Dial 1-800-690-6903 and follow the recorded instructions. You will need the 16-digit number included in your Notice, proxy card or voting instructions.	MAIL If you received a proxy card by mail, send your completed and signed proxy card in the envelope provided.	IN PERSON You may vote in person at the Annual Meeting in certain circumstances outlined in this proxy.

PROXY STATEMENT

MARATHON OIL | 2019 PROXY STATEMENT

Q&A ABOUT THE ANNUAL MEETING
When and where is the Annual Meeting?
The 2019 Annual Meeting of Stockholders (Annual Meeting) will be held in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Street, Houston, Texas 77056 on Wednesday, May 29, 2019 at 10:00 a.m. Central Time.
Who may vote?
You may vote if you held Marathon Oil Corporation (Marathon Oil or Company) common stock at the close of business on April 1, 2019, the record date for the meeting. Each share of common stock is entitled to one vote. As of the record date, there were 819,786,662 shares of Marathon Oil common stock outstanding and entitled to vote.
Who is soliciting my vote?
Our Board of Directors (Board) is soliciting your proxy to vote your shares at the Annual Meeting. In connection with this solicitation, we mailed a Notice Regarding the Availability of Proxy Materials (Notice) to our stockholders on or about April 17, 2019. You may access the proxy materials on the Internet or request a printed set of the proxy materials by following the instructions in the Notice.
What is included in the proxy materials for the Annual Meeting?
The proxy materials include the Notice, this Proxy Statement, and our 2018 Annual Report. If you requested printed versions by mail, the proxy materials also include the proxy card or voting instructions. The proxy materials are being distributed and made available on or about April 17, 2019.
What am I voting on and how does our Board recommend that I vote?

Proposal Number	Subject of Proposal	Recommended Vote	For details see pages starting on
1	Election of Directors	FOR the proposal	4
2	Ratification of Independent Auditor for 2019	FOR the proposal	53
3	Advisory Vote to Approve the 2018 Compensation of Our Named Executive Officers	FOR the proposal	55
4	Approval of 2019 Incentive Compensation Plan	FOR the proposal	56
How do I vote?
There are four ways to vote:

INTERNET	Vote by Internet at www.proxyvote.com or scan the QR code on your Notice or proxy card with a smart phone. You will need the 16-digit number included in your Notice, proxy card or voting instructions.
TELEPHONE	Vote by phone by dialing 1-800-690-6903 and following the recorded instructions. You will need the 16-digit number included in your Notice, proxy card or voting instructions.
MAIL	If you received a proxy card by mail, send your completed and signed proxy card in the envelope provided.
IN PERSON	You may vote in person at the Annual Meeting if you are a registered stockholder or obtain a valid proxy from the record owner.

MARATHON OIL | 2019 PROXY STATEMENT 1

To be counted, votes by Internet, telephone or mail must be received by 11:59 p.m. Eastern Time on May 28, 2019, for shares held by registered holders directly, and by 11:59 p.m. Eastern Time on May 23, 2019, for shares held in the Marathon Oil Company Thrift Plan and the Marathon Petroleum Thrift Plan.
If I am a beneficial owner of Marathon Oil shares, how do I vote?
If you are a beneficial owner of Marathon Oil common stock held in street name, you should have received either a Notice or a voting instruction card with these proxy materials from the record owner of the shares. Follow the instructions in the Notice or the voting card to vote by mail, telephone or Internet. To vote in person at the Annual Meeting, you must obtain a valid proxy from the record owner. Follow your broker’s instructions to obtain this proxy.
Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
We provide our proxy materials over the Internet. Unless you request a printed copy of the proxy materials or reside outside the United States, we will send you a Notice explaining how to access the proxy materials over the Internet or to request a printed copy. You can request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.
May I change my vote?
If you are a record holder of Marathon Oil common stock, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by:

•	voting again by telephone or over the Internet;

•	sending us a signed proxy card dated later than your last vote;

•	notifying the Secretary of Marathon Oil in writing; or

•	voting in person at the meeting.
How many votes are needed to approve each of the proposals?
Directors will be elected by a majority of the votes cast. To be elected, the number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director. Abstentions will have no effect in director elections.
Each other proposal will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as a vote against such proposal. Broker non-votes are not counted as either votes for or votes against a proposal.
What are broker non-votes?
Brokers may vote on routine matters, such as ratification of the independent auditor, without customer voting instructions. However, brokers may not vote on non-routine matters, such as the election of directors and approval of executive compensation, without customer voting instructions. Broker-held shares that are not voted on non-routine matters are referred to as broker non-votes.
How many votes are needed for a quorum?
Under our By-laws, a quorum is one third of the voting power of the outstanding shares entitled to vote. Both abstentions and broker non-votes are counted in determining that a quorum is present for the meeting.
Who pays for the proxy solicitation related to the meeting?
We do. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies by telephone, in person or by other means. They will receive no additional compensation for this work. We will arrange for brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material

2 MARATHON OIL | 2019 PROXY STATEMENT

to the beneficial owners of common stock, and we will reimburse them for reasonable out-of-pocket expenses incurred in connection with forwarding the material.
How will other matters raised at the meeting be voted?
If any matters other than those on the proxy card are presented at the meeting, the proxy committee will vote on them using its best judgment. Under our By-laws, notice of any matter to be presented by a stockholder for a vote at the meeting must have been received by our corporate Secretary between December 19, 2018 and January 18, 2019, accompanied by certain information about the stockholder presenting it. We have not received notice of any matter to be presented.
If I want to submit a stockholder proposal for consideration at the 2020 Annual Meeting, when is that proposal due?
Stockholder proposals submitted for inclusion in our 2020 Proxy Statement must be received in writing by our corporate Secretary no later than the close of business on December 19, 2019. Stockholder proposals submitted outside the process for inclusion in the Proxy Statement must be received in writing by our corporate Secretary on or after December 19, 2019, and no later than the close of business on January 18, 2020, and must be accompanied by certain information about the stockholder making the proposal, in accordance with our By-laws.
If I want to nominate a director for consideration at the 2020 Annual Meeting, when is that nomination due?
Eligible stockholders may nominate a candidate for election to our Board for inclusion in our 2020 Proxy Statement in accordance with the “proxy access” provisions of our By-laws. Stockholder nominations for director submitted for inclusion in our 2020 Proxy Statement must be received in writing by our corporate Secretary on or after December 19, 2019, and no later than the close of business on January 18, 2020, and must otherwise comply with all of the requirements of the By-laws.
Stockholder nominations for director submitted outside the “proxy access” process must be received in writing by our corporate Secretary on or after December 19, 2019, and no later than the close of business on January 18, 2020, and must otherwise comply with all of the requirements of the By-laws.
Will I receive more than one copy of the proxy materials if multiple stockholders share my address?
Unless we have received contrary instructions from one or more of the stockholders sharing your address, we will send only one set of proxy materials to your household. Upon oral or written request, we will promptly send a separate copy of the proxy materials to any stockholder at your address. To request separate or single delivery of these materials now or in the future, call us at 1-866-984-7755 or write to us at Marathon Oil Corporation, Investor Relations Office, 5555 San Felipe Street, Houston, Texas, 77056-2701.

MARATHON OIL | 2019 PROXY STATEMENT 3

PROPOSAL 1: ELECTION OF DIRECTORS
Under our Restated Certificate of Incorporation, directors are elected for terms expiring at the next succeeding Annual Meeting of stockholders. We currently have 8 directors whose terms expire in 2019. Each director is nominated for a one-year term expiring at the 2020 Annual Meeting.
Directors are elected by a majority of votes cast. For a director to be elected, the number of shares cast “FOR” a director must exceed the number of votes cast “AGAINST” that director. Abstentions will have no effect in director elections. If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by our Board.
Our By-laws require any incumbent who does not receive sufficient votes to promptly tender his or her resignation to our Board. Our Corporate Governance and Nominating Committee will recommend to our Board whether to accept or reject the tendered resignation or take other action. Our Board will act on the tendered resignation, taking into account the Corporate Governance and Nominating Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation within 90 days after certification of the election results. In the event of a vacancy, our Board may fill the position or decrease the size of our Board.

DIRECTOR QUALIFICATIONS AND NOMINATIONS
Our Corporate Governance Principles set forth the process for director selection and director qualifications. In summary, the chairman of the Corporate Governance and Nominating Committee, the CEO, and the secretaries of the Compensation Committee and Corporate Governance and Nominating Committee generally work with a third-party professional search firm to review director candidates and their credentials. At least one member of the Corporate Governance and Nominating Committee, the Independent Lead Director and the CEO meet with the director candidate. This screening process applies to nominees recommended by the Corporate Governance and Nominating Committee, as well as nominees recommended by our stockholders in accordance with our By-laws or applicable law. Once a director has been selected either by our Board to serve until the next annual meeting or by election at the annual meeting, they undergo orientation and training. In 2018, two new directors joined our Board, and in 2019, Mr. Wells and Mr. Few also joined our Board. The Corporate Governance and Nominating Committee is responsible for reviewing with our Board the appropriate skills and characteristics required of directors. Directors should be individuals of substantial accomplishment with demonstrated leadership capabilities, and they should represent all stockholders rather than any special interest group or constituency. Selection of director nominees includes a consideration of numerous skills and qualifications, including:

•	an evaluation of their independence,

•	their business or professional experience,

•	their integrity and judgment,

•	their record of public service,

•	their ability to devote sufficient time to the affairs of the Company,

•	the diversity of backgrounds and experience they will bring to our Board, and

•	the Company’s needs at that particular time.

4 MARATHON OIL | 2019 PROXY STATEMENT

DIRECTOR INDEPENDENCE
In accordance with applicable laws, regulations, our Corporate Governance Principles and the rules of the New York Stock Exchange (NYSE), the Board must affirmatively determine the independence of each director and director nominee. The Corporate Governance and Nominating Committee considers all relevant facts and circumstances including, without limitation, transactions during the previous year between the Company and the director directly, immediate family members of the director, organizations with which the director is affiliated, and the frequency and dollar amounts associated with these transactions. The Corporate Governance and Nominating Committee further considers whether the transactions were at arm’s length in the ordinary course of business and whether the transactions were consummated on terms and conditions similar to those of unrelated parties. The Committee then makes a recommendation to the Board with respect to the independence of each director and director nominee.
In assessing the independence of each director, the Corporate Governance and Nominating Committee considered: contributions to the University of Arizona Foundation, of which Mr. Boyce serves as an Advisory Council Member to the University of Arizona’s Lowell Institute of Mineral Resources; contributions to the Massachusetts Institute of Technology, of which Ms. Donadio serves on the Corporation Development Committee; contributions to the American Heart Association, of which Mr. Tillman and Mr. Few serve on the Board; contributions to MD Anderson, of which Mr. Few serves on the Board; and payments made to and received from Newfield Exploration, of which Mr. Wells previously served on the Board.
Based on these considerations, the standards in our Corporate Governance Principles and the recommendation of the Corporate Governance and Nominating Committee, the Board determined that the following directors are independent:

Gregory H. Boyce	Jason B. Few	J. Kent Wells
Chadwick C. Deaton	Douglas L. Foshee
Marcela E. Donadio	M. Elise Hyland
As CEO of the Company, Mr. Tillman is not independent.

DIRECTOR DIVERSITY
The Corporate Governance and Nominating Committee is responsible for reviewing with our Board the appropriate size and composition of the Board. When considering the director nominees, we will always look at a diverse pool of candidates, considering each candidate’s business or professional experience, demonstrated leadership ability, integrity and judgment, record of public service, diversity, financial and technological acumen and international experience. We view and define diversity in its broadest sense, which includes gender, ethnicity, age, education, experience and leadership qualities.

SKILLS MATRIX
Our directors have a diversity of experience that spans a broad range of industries in the public and not-for-profit sectors. They bring to our Board a wide variety of skills, qualifications, and viewpoints that strengthen our Board’s ability to carry out its oversight role on behalf of our stockholders. The table below summarizes key qualifications, skills and attributes each director brings to our Board. The lack of a mark for a particular item does not mean the director does not possess that qualification or skill. However, a mark indicates a specific area of focus or expertise that the director brings to our Board. More details on each director’s qualifications, skills and attributes are included in the director biographies on the subsequent pages.

MARATHON OIL | 2019 PROXY STATEMENT 5

Name & Tenure	Outside Public Boards	Public Co. CEO (1)	Financial Oversight/ Accounting (2)	E&P Industry Experience (3)	Engineering Expertise (4)	Public Policy/ Regulatory(5)	HES Experience (6)	Inter- national (7)	Info. Technology (8)	Risk Mgmt. (9)
Lee M. Tillman 5 years	—	×	×	×	×	×	×	×		×
Gregory H. Boyce 11 years	1	×	×		×	×	×	×		×
Chadwick C. Deaton 5 years	3	×	×	×		×	×	×		×
Marcela E. Donadio 4 years	2		×	×		×		×		×
Jason B. Few < 1 year	1		×	×		×	×	×	×	×
Douglas L. Foshee 1 year	—	×	×	×		×	×	×		×
M. Elise Hyland 1 year	1		×		×	×	×	×		×
J. Kent Wells <1 year	—		×	×	×	×	×	×	×	×
(1) Experience working as a CEO of a public company
(2) Senior executive level experience in financial accounting and reporting, auditing, corporate financing and/or internal controls or experience in the financial services
(3) Experience as executives or directors in, or in other leadership positions working with, the exploration and production industry
(4) Expertise through relevant undergraduate or graduate in engineering disciplines
(5) Experience in or a strong understanding of the regulatory issues facing the oil and gas industry and public policy on a local, state and national level
(6) Experience in managing matters related to health, environmental, safety and social responsibility in executive and operating roles
(7) Global business or international experience
(8) Experience in or strong understanding of the information technology and cyber security issues facing the oil and gas industry
(9) Executive experience managing risk

6 MARATHON OIL | 2019 PROXY STATEMENT

NOMINEES FOR DIRECTOR |TERMS EXPIRE 2020
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH NOMINEE

BUSINESS EXPERIENCE
•
Independent Lead Director, Marathon Oil Corporation (since 2019)
•
Former Executive Chairman and Chairman, Peabody Energy Corporation, a private-sector coal company, St. Louis, MO (Executive Chairman in 2015 and Chairman 2007-2015)
•
Chief Executive Officer, Peabody (2006-2015); Chief Executive Officer Elect, Peabody (2005); President, Peabody (2003-2008); Chief Operating Officer, Peabody (2003-2005)
•
Chief Executive Officer - Energy, Rio Tinto pl (2000-2003)
•
President and Chief Executive Officer, Kennecott Energy Company (1994-1999)
•
President, Kennecott Minerals company (1993-1994)
•
Joined Kennecott in 1977 and served in positions of increasing responsibility
CURRENT PUBLIC COMPANY BOARDS
•
Newmont Mining Corporation
PUBLIC COMPANY BOARDS DURING THE PAST 5 YEARS
•
Peabody (former chairman and executive chairman)
•
Monsanto Company
OTHER POSITIONS
•
Trustee, Heard Museum
•
Advisory Council, University of Arizona’s Lowell Institute of Mineral Resources
•
Business Council Member and past board member, U.S.-China Business Council
•
Past chairman, National Mining Association and Coal Industry Advisory Board of the International Energy Agency
•
Past member, National Coal Council and Past trustee, Washington University in St. Louis
EDUCATION
•
B.S. (mining engineering), University of Arizona
•
Advanced Management Program, Graduate School of Business at Harvard University
Mr. Boyce’s former role as a chief executive officer has provided him with experience running a major corporation with international operations, including developing strategic insight and direction for his company, and exposed him to many of the same issues we face in our business, including markets, competitors, operational, regulatory, technology and financial matters.

Gregory H. Boyce Director since: 2008 Independent Lead Director since: 2019 Age: 64

BUSINESS EXPERIENCE
•
Former Executive Chairman and Chairman, Baker Hughes Incorporated, an oilfield services company, Houston, TX (Executive Chairman 2012-2013 and Chairman 2004-2012)
•
Chief Executive Officer, Baker Hughes (2004-2011)
•
President, Baker Hughes (2008-2010)
•
President and Chief Executive Officer, Hanover Compressor Company (2002-2004)
•
Senior Advisor to Schlumberger Oilfield Services (1999-2001)
•
Executive Vice President, Schlumberger Oilfield Services (1998-1999)
CURRENT PUBLIC COMPANY BOARDS
•
Air Products and Chemicals, Inc. (independent lead director)
•
CARBO Ceramics Inc.
•
Transocean Ltd.
OTHER POSITIONS
•
Board Member, Ariel Corporation
•
Board Member, Piri Technologies
•
Board Member, University of Wyoming Foundation
•
Member, Society of Petroleum Engineers
•
Wyoming Governor’s Engineering Task Force
EDUCATION
•
B.S. (geology), University of Wyoming
Mr. Deaton’s over 30 years of executive and management experience in the energy business, including over 15 years of senior executive experience in the oilfield services industry, provides him valuable knowledge, experience and management leadership regarding many of the same issues that we face as a publicly traded company in the oil and gas industry. His service on the boards of other publicly traded companies has provided him exposure to different industries and approaches to governance.

Chadwick C. Deaton Director since: 2014 Age: 66

MARATHON OIL | 2019 PROXY STATEMENT 7

BUSINESS EXPERIENCE
•
Former Partner, Ernst & Young LLP, a multinational professional services firm, Houston, TX (1989-2014)
•
Americas Oil & Gas Sector Leader, Ernst & Young LLP (2007-2014)
•
Audit Partner for multiple oil & gas companies, Ernst & Young LLP (1989-2014)
•
Joined Ernst & Young LLP in 1976 and served in positions of increasing responsibility, including various energy industry leadership positions
CURRENT PUBLIC COMPANY BOARDS
•
National Oilwell Varco, Inc.
•
Norfolk Southern Corporation
OTHER POSITIONS
•
Board Member, Theatre Under the Stars
•
Trustee, Great Commission Foundation of the Episcopal Diocese of Texas
•
Member, Corporation Development Committee, Massachusetts Institute of Technology
•
Member of National Board, Louisiana State University Foundation
EDUCATION
•
B.S. (accounting), Louisiana State University
Ms. Donadio has audit and public accounting experience with a specialization in domestic and international operations in all segments of the energy industry, and is a licensed certified public accountant in the State of Texas. Her comprehensive knowledge of public company financial reporting regulations and compliance requirements contributes valuable expertise to our Board. She also has a deep understanding of the strategic issues affecting companies in the oil and gas industry. In addition, her extensive audit and public accounting experience in the energy industry, both domestic and international, uniquely qualifies her to serve as a member of our Audit and Finance Committee. The Board has determined that she qualifies as an “Audit Committee Financial Expert” under the SEC rules based on these attributes, education and experience.

Marcela E. Donadio Director since: 2014 Age: 64

BUSINESS EXPERIENCE
•
President and Director, Sustayn, L.L.C., a privately-held cloud-based waste and recycling optimization company (since 2018)
•
Founder and Senior Managing Partner, BJF Partners, L.L.C., a privately-held strategic transformation consulting firm (since 2016)
•
Senior Advisor, Verve Industrial Protection, a privately-held software company (since 2016)
•
President and CEO and Director, Continuum Energy, an energy products and services company (2013-2016)
•
President, Reliant Energy and EVP & Chief Customer Officer, NRG (2008-2012)
CURRENT PUBLIC COMPANY BOARDS
•
FuelCell Energy, Inc.
OTHER POSITIONS
•
Board Member, Memorial Herman Healthcare System
•
Board Member and past Chairman, American Heart Association
•
Board Member, MD Anderson Cancer Center
•
Board Member, St. John’s School
EDUCATION
•
BBA (computer systems in business), Ohio University School of Business
•
MBA, Northwestern University, J.L. Kellogg

Mr. Few’s broad understanding of advanced technologies, combined with his extensive energy industry experience adds valuable insight to our Company. His service on other publicly traded company boards has given him valuable insight and exposure to a variety of industries and approaches.

Jason B. Few Director since: 2019 Age: 52

8 MARATHON OIL | 2019 PROXY STATEMENT

BUSINESS EXPERIENCE
•
Founder and Owner, Sallyport Investments, LLC, an energy investment company (since 2012)
•
Chairman, President and Chief Executive Officer, El Paso Corporation (2003-2012)
•
Executive Vice President and Chief Operating Officer, Halliburton Company (2003)
•
Executive Vice President and Chief Financial Officer, Halliburton Company (2001-2003)
•
Chairman, President and Chief Executive Officer, Nuevo Energy Company (1998-2000)
•
Chief Operating Officer, Chief Executive Officer, and other capacities, Torch Energy Advisors Inc. (1993-1997)
•
Joined ARCO International Oil in 1992 and served in various financial roles
PUBLIC COMPANY BOARDS DURING THE PAST 5 YEARS
•
Cameron International
OTHER POSITIONS
•
Founder and Board Member, NextOp Vets
•
Founder, Houstonians for Great Public Schools
•
Regional Board Member, KIPP Houston
•
Board of Trustees, Rice University
•
Chair, Rice Management Company
•
Council of Overseers at Jesse H. Jones Graduate School of Management at Rice University
•
Board Member, Texas Business Hall of Fame Foundation
•
Board Member, Welch Foundation
•
Board Member, Houston Endowment, Inc.
EDUCATION
•
MBA, Jesse H. Jones School at Rice University
•
BBA, Southwest Texas State University
•
Graduate, Southwestern Graduate School of Banking at Southern Methodist University
As a former chairman, president and CEO of a public oil and gas exploration and production company with over 30 years of energy industry experience, Mr. Foshee has a comprehensive knowledge and understanding of our business, provides superb leadership to our management team, and provides the Board with essential insight and guidance from an inside perspective on the day-to-day operations of our Company.

Douglas L. Foshee Director since: 2018 Age: 59

BUSINESS EXPERIENCE
•
Former Senior Vice President, EQT Corporation and Senior Vice President and Chief Operating Officer, EQT Midstream Services, LLC (2017-2018)
•
Executive Vice President of Midstream Operations and Engineering, EQT Midstream Services, LLC (2013-2017)
•
President of Commercial Operations, EQT Midstream Services, LLC (2010-2013)
•
President of Equitable Gas Company, a previously owned entity of EQT (2007-2010)
•
Joined EQT Corporation in 2000 and served in positions of increasing responsibility in finance, strategic planning and customer service
•
Joined Alcoa, Inc. in 1980 and held roles of increasing responsibility in research, materials and business development leading to her appointment as Manager of the Alloy Design Group at Alcoa Research Laboratories
CURRENT PUBLIC COMPANY BOARDS
•
Entergy Corporation
PUBLIC COMPANY BOARDS DURING THE PAST 5 YEARS
•
EQT Midstream Partners, LP
EDUCATION
•
MBA, Tepper School of Business at Carnegie-Mellon University
•
M.S. and B.S. (Metallurgical Engineering and Materials Science), Carnegie-Mellon University
Ms. Hyland has over 15 years of executive level management in both the midstream and manufacturing industries. Through her strong engineering background and leadership she brings commercial acumen and valuable insight into marketing fundamentals and key issues our Company faces as a publicly traded company in the oil and gas industry.

M. Elise Hyland Director since: 2018 Age: 59

MARATHON OIL | 2019 PROXY STATEMENT 9

BUSINESS EXPERIENCE
•
Chairman (since 2019), President and Chief Executive Officer of Marathon Oil Corporation, Houston, TX (since 2013)
•
Vice President of Engineering, ExxonMobil Development Company
•
North Sea Production Manager and Lead Country Manager, ExxonMobil subsidiaries in Stavanger, Norway, 2007-2010
•
Acting Vice President, ExxonMobil Upstream Research Company, 2006-2007
•
Joined Exxon Corporation in 1989 as a research engineer and served in positions of increasing responsibility
OTHER POSITIONS
•
Board Member, American Heart Association
•
Board Member, American Petroleum Institute
•
Board Member, American Exploration & Production Council
•
Member, University of Houston Energy Advisory Board
•
Member, Engineering Advisory Council and Chemical Engineering Advisory Council of Texas A&M University
•
Member, National Petroleum Council
•
Member, Business Roundtable
•
Member, Society of Petroleum Engineers
•
Member, Celebration of Reading Committee within the Barbara Bush Houston Literacy Foundation
•
Chairman of the Board, Spindletop Charities
EDUCATION
•
B.S. (chemical engineering), Texas A&M University
•
Ph.D. (chemical engineering), Auburn University
As our Chairman, President and CEO, Mr. Tillman sets our Company’s strategic direction under the Board’s guidance. He has extensive knowledge and experience in global operations, project execution and leading edge technology in the oil and gas industry gained through his executive and management positions with our Company and ExxonMobil. His knowledge and hands-on experience with the day-to-day issues affecting our business provide the Board with invaluable information necessary to direct the business and affairs of our Company.

Lee M. Tillman Director since: 2013 Chairman since: 2019 Age: 57

BUSINESS EXPERIENCE
•
Former CEO and President, Fidelity Exploration & Production Company, an oil and natural gas production company (2011-2015) and Vice Chairman of MDU Resources, the parent company of Fidelity (2013-2015)
•
Senior Vice President, BP America (2007-2011)
•
General Manager, Abu Dhabi Company for Onshore Oil Operations (2005-2007)
•
Vice President, BP America (Rockies 2000-2002 and Gulf of Mexico 2002-2005)
PUBLIC COMPANY BOARDS DURING THE PAST 5 YEARS
•
Newfield Exploration Company
•
MDU Resources
OTHER POSITIONS
•
Board of Directors, MS Society
•
Board of Directors, Juvenile Diabetes Research Foundation
EDUCATION
•
BS (mechanical engineering), Queen’s University
Mr. Wells has more than 35 years of experience in the oil and gas industry. His former service as CEO and President of Fidelity Exploration & Production Company and other senior leadership positions provide valuable experience in overseeing many issues that our Company may face.

J. Kent Wells Director since: 2019 Age: 62

Proposal 1	For the reasons stated above, your Board of Directors recommends a vote FOR Proposal 1 electing each nominee standing for election as a director.
☑

10 MARATHON OIL | 2019 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD OF DIRECTORS
Our business and affairs are managed under the direction of our Board, which met 11 times in 2018. Attendance for Board and committee meetings was over 94% for the full year. Under our Corporate Governance Principles, directors are expected to attend the Annual Meeting of Stockholders. All of our directors nominated at the 2018 Annual Meeting attended the 2018 Annual Meeting in person.
Our Corporate Governance Principles require our non-employee directors to meet at regularly scheduled executive sessions. An offer of an executive session is extended to non-employee directors at each regularly scheduled Board meeting. In 2018, the non-employee directors held nine independent executive sessions.

COMMITTEES OF OUR BOARD
Our Board has four standing committees: (i) the Audit and Finance Committee, (ii) the Compensation Committee, (iii) the Corporate Governance and Nominating Committee, and (iv) the Health, Environmental, Safety and Corporate Responsibility Committee. Each committee is comprised solely of independent directors as defined under the rules of the NYSE. Each committee’s written charter, adopted by our Board, is available on our website at www.marathonoil.com under About—Board of Directors.
The following tables show each committee’s current membership, principal functions and number of meetings in 2018.

Audit and Finance Committee(1)
Marcela E. Donadio, Chair
Members:
Gregory H. Boyce
M. Elise Hyland

Meetings in 2018: 7*

* Including five in-person meetings. The Committee met with the Company’s internal audit organization and independent auditor at four of the meetings, with and without management present.

• Appoints, compensates and oversees the work of the independent auditor.
• Reviews and approves in advance all audit, audit-related, tax and permissible non-audit services to be performed by the independent auditor.
• Meets separately with the independent auditor, the internal auditors and management with respect to the status and results of their activities annually reviewing and approving the audit plans.
• Reviews, evaluates and assures the rotation of the lead audit partner.
• Reviews with management, and if appropriate the internal auditors, our disclosure controls and procedures and management’s conclusions about their efficacy.
• Reviews, approves, where applicable, and discusses with management, the independent auditor and the internal auditors, as appropriate, the annual and quarterly financial statements, earnings press releases, reports of internal control over financial reporting, and the annual report.
• Discusses with management guidelines and policies for risk assessment and management.
• Reviews and recommends to our Board dividends, certain financings, loans, guarantees and other uses of credit.
• Reviews codes of conduct and compliance activities.
• Reviews and recommends to our Board all policies that are financial in nature.

MARATHON OIL | 2019 PROXY STATEMENT 11

Compensation Committee(2)
Douglas L. Foshee(3), Chair Members: Gregory H. Boyce Chadwick C. Deaton Marcela E. Donadio Meetings in 2018: 7
• Reviews and recommends to our Board all matters of policy and procedure relating to executive officer compensation.
• Reviews and approves corporate philosophy, goals and objectives relevant to the CEO’s compensation, and determines and recommends to the independent directors for approval the CEO’s compensation level based on our Board’s performance evaluation.
• Determines and approves the compensation of the other executive officers, and reviews the executive officer succession plan.
• Administers our incentive compensation plans and equity-based plans, and confirms the certification of the achievement of performance levels under our incentive compensation plans.
• Reviews with management and recommends for inclusion in our annual Proxy Statement our Compensation Discussion and Analysis.

Corporate Governance and Nominating Committee
Chadwick C. Deaton, Chair Members: Gregory H. Boyce Douglas L. Foshee Meetings in 2018: 5
• Reviews and recommends to our Board the appropriate size and composition of our Board, including candidates for election or re-election as directors, the criteria to be used for the selection of director candidates, the composition and functions of our Board committees, and all matters relating to the development and effective functioning of our Board.
• Reviews and recommends to our Board each committee’s membership and chairperson, including a determination of whether one or more Audit and Finance Committee members qualifies as a “financial expert” under applicable law.
• Assesses and recommends corporate governance practices, including reviewing and recommending to our Board certain policies applicable to our directors, officers and employees.
• Oversees the evaluation process of our Board and all Committees.
• Reviews and, if appropriate, approves related person transactions.

Health, Environmental, Safety and Corporate Responsibility Committee
M. Elise Hyland, Chair Members: Chadwick C. Deaton Marcela E. Donadio Meetings in 2018: 2
• Reviews and recommends Company policies, programs, and practices concerning broad health, environmental, safety, social, public policy and political issues.
• Identifies, evaluates and monitors the health, environmental, safety, social, public policy and potential trends, issues and concerns, which affect or could affect our business activities.
• Reviews legislative and regulatory issues affecting our businesses and operations.
• Reviews our political, charitable and educational contributions.

(1)    All the members of the Audit and Finance Committee meet the additional independence standards under the Securities Exchange Act of 1934 (Exchange Act) Rule 10A-3. Based on the recommendation of the Corporate Governance and Nominating Committee, our Board has determined that Ms. Donadio qualifies as an “Audit Committee Financial Expert” under the Securities and Exchange Commission’s (SEC) rules based upon the attributes, education and experience discussed in her biography above.
(2)     All the members of the Compensation Committee meet the additional independence standards of the NYSE and the SEC.
(3)     On February 27, 2019, Mr. Foshee replaced Mr. Boyce as Chair of the Compensation Committee.

12 MARATHON OIL | 2019 PROXY STATEMENT

BOARD LEADERSHIP STRUCTURE
We believe that independent Board oversight is essential. Our Board does not have a policy regarding whether the roles of the Chairman and CEO should be separate, but rather makes this determination on the basis of what is best for our Company at a given point in time. Effective February 1, 2019, Mr. Tillman, our President and CEO, was appointed Chairman of the Board and Mr. Boyce was appointed as Independent Lead Director.
Our Corporate Governance Principles require that non-employee directors, all of which are independent, meet at regularly scheduled executive sessions without the CEO present. The lead director presides at these meetings. In addition, our Corporate Governance Principles require that all our principal committees be comprised of entirely independent directors.

INDEPENDENT DIRECTOR LEADERSHIP
As Independent Lead Director, Mr. Boyce is responsible for:

•	presiding at independent executive sessions of independent directors;

•	reviewing with Mr. Tillman the proposed Board and committee meeting agendas;

•	serving as a liaison between the independent directors and Mr. Tillman in discussing issues from the independent executive sessions and ensuring the flow of information;

•	reviewing and recommending to Mr. Tillman the retention of consultants who report directly to our Board or committees thereof;

•	overseeing Board performance; and

•	establishing effective communications with stakeholder groups.

BOARD AND COMMITTEE EVALUATIONS
Each year, our Board performs a rigorous full Board evaluation. In addition, each committee also performs an annual evaluation. Generally, the evaluation process is managed by the Corporate Secretary’s office with oversight from the Corporate Governance and Nominating Committee.

OUR BOARD’S ROLE IN RISK OVERSIGHT
While our Board and its committees oversee risk management, Company management is responsible for the day-to-day management of risk. We have a robust enterprise risk management process for identifying, assessing and managing risk, and monitoring risk mitigation strategies. Our CEO and CFO and a committee of executive officers and senior managers work across the business to manage each enterprise level risk and to identify emerging risks. Responsibility for risk oversight by our Board and its committees is delegated as set forth below:

•
The Audit and Finance Committee annually reviews our enterprise risk management process and the latest assessment of risks and key mitigation strategies. It regularly reviews risks associated with financial and accounting matters and reporting. It reviews operational risks, including cyber-security, monitors compliance with legal and regulatory requirements and internal control systems, and reviews risks associated with financial strategies and the Company’s capital structure.

MARATHON OIL | 2019 PROXY STATEMENT 13

•
The Compensation Committee reviews the executive compensation program to ensure it does not encourage excessive risk-taking. It also reviews our executive compensation, incentive compensation and succession plans to ensure we have appropriate practices in place to support the retention and development of the talent necessary to achieve our business goals and objectives.

•
The Health, Environmental, Safety and Corporate Responsibility Committee regularly reviews and oversees operational risks, including those relating to health, environment, safety, security and climate change. It reviews risks associated with social, political and environmental trends, issues and concerns, domestic and international, which affect or could affect our business activities, performance and reputation.

•
Our Board receives regular updates from the committees about these activities, and reviews additional risks not specifically within the purview of any particular committee and risks of a more strategic nature. Key risks associated with the strategic plan are reviewed annually at our Board’s strategy meeting and periodically throughout the year.

RISK ASSESSMENT RELATED TO OUR COMPENSATION STRUCTURE
The Compensation Committee regularly evaluates and considers the role of executive compensation programs in ensuring that our executive officers take only appropriate and prudent risks, and that compensation opportunities do not motivate excessive risk-taking. The practices we employ include:

•	All executive officer compensation decisions are made by either the Compensation Committee, which is comprised solely of independent directors, or by the independent directors, for CEO compensation.

•	The Compensation Committee is advised by an independent compensation consultant that performs no other work for executive management or our Company.

•	Our executives do not have employment agreements.

•	The Compensation Committee manages our compensation programs to be competitive with those of peer companies and monitors our programs against trends in executive compensation on an annual basis.

•	Our compensation programs are intended to balance short-term and long-term incentives.

•
Our annual cash bonus program is based on a balanced set of objective metrics that are not predominantly influenced by commodity prices. In addition, the Compensation Committee considers the achievement of individual performance goals and overall corporate performance.

•	Annual cash bonuses are determined and paid to executive officers only after the Audit and Finance Committee has reviewed audited financial statements for the performance year.

•
The Compensation Committee regularly evaluates share utilization in our 2016 Incentive Compensation Plan by reviewing overhang levels (dilutive impact of equity compensation on our stockholders) and annual run rates (the aggregate shares awarded as a percentage of total outstanding shares).

•
Our clawback policy applies to annual cash bonuses and is generally triggered with respect to an executive officer in the event of a material accounting restatement due to noncompliance with financial reporting requirements or an act of fraud by that executive officer. Our long-term incentive awards for executive officers have similar provisions.

14 MARATHON OIL | 2019 PROXY STATEMENT

CORPORATE GOVERNANCE PRINCIPLES
Our Corporate Governance Principles address our Board’s general function, including its responsibilities, Board size, director elections and limits on the number of Board memberships. These principles also address Board independence, committee composition, the process for director selection and director qualifications, our Board’s performance review, the Board’s planning and oversight functions, director compensation and director retirement and resignation. The Corporate Governance Principles are available on our website at www.marathonoil.com under Investors—Corporate Governance.

CODE OF BUSINESS CONDUCT
Our Code of Business Conduct, which applies to our directors, officers and employees, is available on our website at www.marathonoil.com under Investors-Corporate Governance.  In addition, our Code of Ethics for Senior Financial Officers, applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on our website at www.marathonoil.com under Investors-Corporate Governance.
We intend to disclose any amendments and any waivers to our Code of Ethics for Senior Financial Officers on our website at www.marathonoil.com under Investors -Corporate Governance within four business days. The waiver information will remain on the website for at least 12 months after the initial disclosure of such waiver.

POLICY FOR REPORTING BUSINESS ETHICS CONCERNS
Our Policy for Reporting Business Ethics Concerns establishes procedures for the receipt and treatment of business ethics concerns received by the Company, including those regarding accounting, internal accounting controls, or auditing matters. The Policy for Reporting Business Ethics Concerns is available on our website at www.marathonoil.com under Investors—Corporate Governance—Policies and Statements.

COMMUNICATIONS FROM INTERESTED PARTIES
All interested parties, including security holders, may send communications to our Board through the Secretary of the Company. You may communicate with our outside directors, individually or as a group, by emailing
non-managedirectors@marathonoil.com. You may communicate with the Chairs of each of our Board’s committees by email as follows:

Committee Chair	Email Address
Audit and Finance Committee	auditandfinancechair@marathonoil.com
Compensation Committee	compchair@marathonoil.com
Corporate Governance and Nominating Committee	corpgovchair@marathonoil.com
Health, Environmental, Safety and Corporate Responsibility Committee	hescrchair@marathonoil.com
The corporate Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be considered appropriate for consideration by the directors include commercial solicitations and matters not relevant to the Company’s affairs.

MARATHON OIL | 2019 PROXY STATEMENT 15

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Messrs. Boyce, Deaton, and Ms. Donadio served on the Compensation Committee for all of 2018. Mr. Foshee has served on the Compensation Committee since April 26, 2018, and became the chair on February 27, 2019. There are no matters relating to interlocks or insider participation that we are required to report.

DIRECTOR COMPENSATION
Our Board determines annual retainers and other compensation for non-employee directors. Mr. Tillman, the only director who is also an employee, receives no additional compensation for his service on our Board. Non-employee director compensation is intended to attract qualified directors, ensure that they are fairly compensated for their contributions to our performance, and align the interests of directors and stockholders.

CASH COMPENSATION
Following are the annual cash retainers and fees we paid our non-employee directors for 2018:

Type of Fee	Amount ($)
Annual Board Retainer	150,000
Additional Retainer for Chairman of the Board	125,000
Additional Fee for Audit and Finance Committee Chair	25,000
Additional Fee for Compensation Committee Chair	25,000
Additional Fee for Corporate Governance and Nominating Committee Chair	12,500
Additional Fee for Health, Environmental, Safety and Corporate Responsibility Chair	12,500
Directors do not receive meeting fees for attendance at Board or committee meetings.
Non-employee directors may defer up to 100% of their annual retainer into an unfunded account under the Marathon Oil Corporation Deferred Compensation Plan for Non-Employee Directors. These deferred amounts may be invested in certain investment options, which generally mirror the investment options offered to employees under our Thrift Plan.
In 2019, our Board approved a retainer for the Independent Lead Director of $25,000. As of February 1, 2019, the Chairman, Mr. Tillman, will not receive the “Additional Retainer for Chairman of the Board,” as he is not a non-employee director. Mr. Boyce will receive the Independent Lead Director Retainer.

16 MARATHON OIL | 2019 PROXY STATEMENT

EQUITY-BASED COMPENSATION AND STOCK OWNERSHIP REQUIREMENTS
For 2018, non-employee directors received an annual common stock unit award valued at $175,000. These awards were credited to an account on the first business day of the calendar year, based on the closing stock price on the grant date. Directors may elect to defer settlement of their common stock units until after they cease serving on our Board. Directors who make such a deferral election receive dividend equivalents in the form of additional common stock units, which will be settled in common stock.
Directors who elect not to defer their common stock units receive dividend equivalents in cash, payment of which is deferred until the distribution date of the related common stock units. These awards vest and are payable shortly after the earlier of (a) the third anniversary of the grant date, or (b) the director’s departure from our Board.
In 2019, we increased our stock ownership guidelines. Under our stock ownership guidelines, each non-employee director is expected to hold five times the value of his or her annual cash retainer in Marathon Oil stock. Directors have five years from their initial election to our Board to meet this requirement. Directors who do not hold the required level of stock ownership due to fluctuations in the price of our common stock are expected to hold the awards they receive until they have met their requirement. As of April 1, 2019, each non-employee director meets the requisite threshold other than Ms. Hyland, Mr. Few and Mr. Wells, who are still within the five year window.

MATCHING GIFTS PROGRAMS
Under our matching gifts programs, we will annually match up to $10,000 in contributions made by non-employee directors to certain tax-exempt educational institutions. This annual limit is based on the date of the director’s gift to the institution. We will also make a donation to a charity of the director’s choice equal to the amount of his or her contribution to the Marathon Oil Company Employees Political Action Committee (MEPAC) for contributions above $200. MEPAC contributions are subject to a $5,000 annual limit.

MARATHON OIL | 2019 PROXY STATEMENT 17

2018 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)		Stock Awards(1) ($)		All Other Compensation(2) ($)	Total ($)
Gaurdie E. Banister, Jr. (3) (retired)	—	(4)	175,000	(4)	—	175,000
Gregory H. Boyce	175,000		175,000		10,000	360,000
Chadwick C. Deaton	162,500		175,000	(4)	—	337,500
Marcela E. Donadio	168,750		175,000	(4)	—	343,750
Jason B. Few (7)	—		—		—	—
Douglas L. Foshee	112,500		131,250		—	243,750
M. Elise Hyland	118,750		131,250		—	250,000
Philip Lader (3) (retired)	3,125	(5)	175,000	(4)	10,000	188,125
Michael E. J. Phelps (3) (retired)	84,375		175,000	(4)	—	259,375
Dennis H. Reilley (6) (retired)	275,000		175,000		—	450,000
J. Kent Wells (7)	—		—		—	—
(1)    Represents the amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2018, in accordance with generally accepted accounting principles in the United States regarding stock compensation, for the annual common stock unit award. These amounts are also equal to the grant date fair value of the awards. The aggregate number of stock unit awards outstanding as of December 31, 2018 for each director is as follows: Mr. Boyce, 62,214; Mr. Deaton, 34,144; Ms. Donadio, 34,144; Mr. Foshee, 8,429; Ms. Hyland, 8,429; and Mr. Reilley, 112,218.
(2)    Represents contributions made under our matching gifts programs. In addition, spouses were allowed to accompany directors on company aircraft for business travel. These additional passengers did not result in an aggregate incremental cost to the Company.
(3)    Each of Mr. Banister’s, Mr. Lader’s and Mr. Phelps’ service on our Board concluded on May 30, 2018.
(4)    Deferred under the Marathon Oil Corporation Deferred Compensation Plan for Non-Employee Directors.
(5)    Mr. Lader deferred payment of his annual retainer under the Marathon Oil Corporation Deferred Compensation Plan for Non-Employee Directors, but received his additional retainer for serving as the Chair of the Health, Environmental, Safety and Corporate Responsibility Committee in cash during the first quarter.
(6) Mr. Reilley’s service on our Board concluded on February 1, 2019.
(7) Messrs. Few and Wells did not serve on the Board during 2018.

18 MARATHON OIL | 2019 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table shows the beneficial owners of five percent or more of the Company’s common stock, based on information available as of March 8, 2019:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Outstanding Shares
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	93,599,050	(1)	11.25%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	68,345,081	(2)	8.2%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	44,076,694	(3)	5.3%
Macquarie Group Limited and associated entities 50 Martin Place Sydney, New South Wales, Australia Macquarie Investment Management Holdings Inc. and associated entities 2005 Market Street Philadelphia, PA 19103 Macquarie Investment Management Austria Kapitalanlage AG L3, Kaerntner Strasse 28 Vienna C4 1010, Austria	41,766,089	(4)	5.02%
(1)    Based on its Schedule 13G/A filed with the SEC on February 11, 2019, the Vanguard Group, as an investment advisor, beneficially owns 93,599,050 shares, has sole voting power over 958,538 shares, shared voting power over 207,441 shares, sole dispositive power over 92,438,657 shares, and shared dispositive power over 1,160,393 shares. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, is the beneficial owner of 700,661 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, is the beneficial owner of 705,602 shares as a result of its serving as investment manager of Australian investment offerings.
(2)    Based on its Schedule 13G/A filed with the SEC on February 6, 2019, BlackRock, Inc., through itself and as the parent holding company or control person over certain subsidiaries, beneficially owns 68,345,081 shares, has sole voting power over 60,423,175 shares, shared voting power over no shares, sole dispositive power over 68,345,081 shares, and shared dispositive power over no shares.
(3)    Based on its Schedule 13G filed with the SEC on February 14, 2019, State Street Corporation, together with certain of its direct or indirect subsidiaries, beneficially owns 44,076,694 shares, has sole voting power over no shares, shared voting power over 40,518,821 shares, sole dispositive power over no shares and shared dispositive power over 44,069,411 shares.
(4)    Based on its Schedule 13G/A filed with the SEC on February 14, 2019, Macquarie Group Limited through its subsidiaries Macquarie Bank Limited, Macquarie Investment Management Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Australia Limited, Macquarie Investment Management Holdings Inc. and Macquarie Investment Management Business Trust (all aforementioned entities collectively referred to herein as Macquarie), beneficially owns 41,766,089 shares. Macquarie Group Limited and Macquarie Bank Limited have no

MARATHON OIL | 2019 PROXY STATEMENT 19

sole or shared voting power and no sole or shared investment over any shares. Macquarie Investment Management Holdings Inc. and Macquarie Investment Management Business Trust have sole voting and sole dispositive power over 39,495,964 shares, and shared voting and shared dispositive power over no shares. Macquarie Investment Management Limited has sole voting and sole dispositive power over 5,700 shares, and shared voting and shared dispositive power over no shares. Macquarie Investment Management Austria Kapitalanlage AG has sole voting and sole dispositive power over 3,317 shares, and shared voting and shared dispositive power over no shares. Macquarie Investment Management Australia Limited has sole voting and sole dispositive power over 7,200 shares, and shared voting and shared dispositive power over no shares.

SECURITY OWNERSHIP OF MANAGEMENT
The following table shows the number of shares of Marathon Oil common stock beneficially owned as of
March 8, 2019, by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. Unless otherwise indicated by footnote, we believe, based on the information furnished to us, that the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise provided, the address of each individual listed below is c/o 5555 San Felipe, Houston, Texas 77056.

Name	Shares(1)	Restricted Stock(2)	Stock Options or Restricted Stock Units Exercisable Prior to May 7, 2019(3)	Total Shares(4)	% of Total Outstanding
Gregory H. Boyce	46,801	—	60,255	107,056	*
Chadwick C. Deaton	25,645	—	32,186	57,831	*
Marcela E. Donadio	20,263	—	32,186	52,449	*
Jason Few	—	—	—	—	*
Douglas L. Foshee	60,000	—	20,317	80,317	*
M. Elise Hyland	—	—	20,317	20,317	*
J. Kent Wells	—	—	—	—	*
Lee M. Tillman	326,304	303,808	1,454,335	2,084,447	*
Reginald D. Hedgebeth	4,503	95,445	89,623	189,571	*
T. Mitchell Little	72,026	221,483	328,554	622,063	*
Patrick J. Wagner	37,969	121,350	161,569	320,888	*
Dane E. Whitehead	63,543	173,172	125,884	362,599	*
All Directors and Executive Officers as a group (13 persons) (1)(2)(3)				4,066,480	*

*	Does not exceed 1% of the common shares outstanding.
(1)    Includes all shares held, if any, under the Marathon Oil Thrift Plan, a Dividend Reinvestment and Direct Stock Purchase Plan, the Non-Employee Director Stock Plan and in brokerage accounts.
(2)    Reflects shares of restricted stock which are subject to limits on sale and transfer and can be forfeited under certain conditions.
(3)    Includes options and restricted stock units exercisable within sixty days of March 8, 2019.
(4)    None of the shares are pledged as security.

20 MARATHON OIL | 2019 PROXY STATEMENT

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed with management the Company’s Compensation Discussion and Analysis for 2018. Based on that review, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE
Douglas L. Foshee, Chair
Gregory H. Boyce
Chadwick C. Deaton
Marcela E. Donadio

MARATHON OIL | 2019 PROXY STATEMENT 21

COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis describes in detail the compensation paid to the named executive officers (NEOs) listed in the Summary Compensation Table. It is designed to provide stockholders with an understanding of our compensation principles and practices and insight into our decision-making process as it relates to the compensation of our NEOs.
For 2018, our NEOs were:

Name	Title
Lee M. Tillman	Chairman (effective February 1, 2019), President and Chief Executive Officer
T. Mitchell Little	Executive Vice President, Operations
Dane E. Whitehead	Executive Vice President and Chief Financial Officer
Patrick J. Wagner	Executive Vice President, Corporate Development and Strategy
Reginald D. Hedgebeth	Senior Vice President, General Counsel and Secretary

EXECUTIVE SUMMARY
2018 OPERATIONAL & FINANCIAL HIGHLIGHTS
During 2018, we continued our outstanding operational execution and capital efficiency across our multi-basin U.S. portfolio, maintained a strong balance sheet and delivered solid financial results. Total proved reserves were 1.3 billion boe and total assets were $21.3 billion at December 31, 2018. Additionally in 2018, we closed on the sale of our subsidiary, Marathon Oil Libya Limited and entered into agreements to complete a full country exit in Kurdistan. Our 2018 financial and operating results highlighted below reflect our ongoing commitment to our core strategy of continuous improvement in corporate returns, sustainable cash flow generation at conservative oil prices and the return of capital to stockholders.
Financial and operational results

•	Total net sales volumes for the year were 420 mboed, including 298 mboed in the U.S. Our U.S. net sales volumes increased by 64 mboed and our wells to sales increased 18% compared to 2017.

•	Development capital held at $2.3 billion per original budget.

•	Added proved reserves of 186 mmboe for a reserve replacement ratio from continuing operations of 125%.

•	Our net income per share from continuing operations was $1.30 in 2018 as compared to a net loss per share of $0.97 in 2017. Included in the 2018 net income are

◦	An increase in revenues of approximately 39% compared to 2017, as a result of increased price realizations of 28% and a 27% increase in net sales volumes in the United States.

◦	Our net gain on disposal of assets increased in 2018 to $319 million due to the sale of our Libya subsidiary for $255 million.

◦	Production expense, taxes other than income and shipping, handling and other increased 18%, 63% and 33%, during 2018 as a result of an increase in net sales volumes across our U.S. resource plays.

22 MARATHON OIL | 2019 PROXY STATEMENT

◦	Exploration and impairment expenses decreased by $274 million to $364 million, year over year, primarily due to non-cash impairment charges on proved and unproved properties in 2017.
Strengthened balance sheet and liquidity

•	Returned additional capital to shareholders in 2018 by acquiring 36 million of common shares at a cost of $700 million, with $800 million of repurchase authorization remaining.

•
Reduced estimated costs of our asset retirement obligations by $338 million primarily through accelerating our U.K. abandonment timing to capture favorable market conditions and through the disposition of Gulf of Mexico assets.

•	Cash and cash equivalents increased approximately $900 million as a result of the sale of our Libya subsidiary and the receipt of the remaining proceeds from the sale of our Canadian business.

•
Cash provided by operating activities from continuing operations increased by 63%, compared to the same period last year, to $3,234 million primarily as a result of increased price realizations and net sales volumes in our U.S. resource plays.

•	Over 25% of our net operating cash flow was returned to stockholders via our dividend and share repurchases.
Simplifying and concentrating our portfolio

•
Early in 2018, we closed on the sale of our Libya subsidiary for proceeds of approximately $450 million resulting in a gain of $255 million and received $750 million in remaining proceeds from the sale of our Canadian business.

•
During 2018 we entered into agreements for the sale of our interest in the non-operated Sarsang and Atrush blocks which will complete our full country exit from Kurdistan. We expect the remaining transaction for our subsidiary Marathon Oil KDV B.V., which holds our non-operated interest in the Atrush block, to close in the first half of 2019.

•	In July 2018, we closed on the sale of non-core, non-operated conventional assets in the U.S. segment for a pre-tax gain of $32 million, including three in the Gulf of Mexico.

•	In Northern Delaware we acquired 1,800 net acres in New Mexico for $105 million from the Bureau of Land Management lease sale, which is synergistic with our existing footprint in the resource play.

•	Captured approximately 260,000 net acres in the emerging Louisiana Austin Chalk play at a cost of less than $850 per acre.
EXECUTIVE COMPENSATION HIGHLIGHTS
The Compensation Committee (Committee) demonstrated its sustained commitment to corporate governance and sound compensation practices, continuing to align the interests of executive officers with the long-term interests of our stockholders.
Annual Bonus Plan Metrics: Enhanced Financial Metrics
Through continued commitment to financial discipline and alignment with stockholders, we introduced new strategic metrics to our short-term incentive plan, further tying our short-term incentive plan to financial performance metrics:
Strategic Metrics Added in 2018:            Strategic Metrics Added in 2019:
Cash Return on Invested Capital (CROIC)        Total Cash Return to Stockholders (CRS)
Cash Flow per Dept Adjusted Share (CFPDAS)

MARATHON OIL | 2019 PROXY STATEMENT 23

Our 2018 metrics focus on aligning our compensation programs with our capital allocation philosophy and long term value creation. They feature a strong emphasis on financial performance, including unit cash cost, finding and development cost and unit margin, coupled with CROIC and CFPDAS.
The addition of CRS in 2019 tied in excess of 70% of our total short-term incentive to financial performance with only about 17% weighted to absolute production volumes. Total Cash Return to Stockholders in our short-term incentive plan is calculated by taking the total dividend paid to stockholders and adding the total share repurchase amount.
Additionally, we believe our ongoing commitment to health, environment and safety is appropriately captured in both our quantitative and strategic metrics under the Total Recordable Incident Rate (TRIR) metric and Safe, Clean and Responsible (SCR) Day metrics, respectively. For more information, see Annual Cash Bonus.
We recognize no single metric can fully capture E&P business performance. As such, we will continue to consider multiple financial and operating metrics that strike an appropriate balance and ensure alignment with both our strategic intent and the shareholder experience.
Double-Trigger Equity Vesting
The Committee modified officer change in control provisions to better align with competitive practices and recent market trends. Beginning with awards granted in 2018, accelerated vesting of restricted stock and stock options will occur only upon an executive’s termination without cause or for good reason following a change in control (i.e., double-trigger vesting).

COMPENSATION PHILOSOPHY
Our success is based on financial performance and operational results, and we believe that our executive compensation program is an important driver of that success. The primary objectives of our program are to:

•
Pay for performance. Our program is designed to reward executives for their performance and motivate them to continue to perform at a high level. Cash bonuses based on annual performance, combined with equity awards that vest over several years, balance short-term and long-term business objectives.

•
Encourage creation of long-term stockholder value. Equity awards and robust stock ownership requirements align our executives’ interests with those of our stockholders. A substantial portion of our NEOs’ long-term incentive awards is comprised of restricted stock, stock options and performance units tied to our absolute and relative stockholder returns.

•
Pay competitively. We provide market-competitive pay levels to attract and retain the best talent, and regularly benchmark each component of our pay program, including our benefit programs, to ensure we remain competitive.

24 MARATHON OIL | 2019 PROXY STATEMENT

COMPENSATION GOVERNANCE AND BEST PRACTICES
The Committee periodically evaluates market best practices in executive compensation and modifies our compensation program as necessary to ensure it continues to provide balanced incentives, while managing compensation risks appropriately in the context of our business objectives. Our program incorporates the following best practices:
WHAT WE DO
✓ Emphasize at-risk compensation designed to link pay to performance
✓ Engage an independent compensation consultant to advise the Committee
✓ Maintain stock ownership requirements for executive officers and directors
✓ Maintain “double-trigger” change in control cash payments and accelerated equity vesting
✓ Dedicate significant time to robust executive succession planning and leadership development each year
✓ Incorporate compensation clawback provisions in annual and long-term incentives
✓ Offer minimal use of perquisites and no related tax gross-ups
WHAT WE DON’T DO
✗    Offer employment agreements to our executive officers, who are all at will employees
✗    Provide gross-up payments to cover excise taxes for executive officers
✗ Allow margin, derivative or speculative transactions, such as hedges, pledges and margin accounts, by executive officers and directors
✗ Reward executives for excessive, inappropriate or unnecessary risk-taking

PAY FOR PERFORMANCE
Our executive compensation program is closely tied to both individual and Company performance as well as direct alignment with the interest of our stockholders. Our annual bonus delivers payments directly aligned with strategic operational and financial performance achieved and is designed so that Company performance significantly impacts the realizable pay of our NEOs. Additionally, our long-term incentives align with stockholder value creation and create a meaningful ownership stake in the Company stock performance through payout based on the performance of stock price and TSR. In combination, the realizable compensation from these awarded opportunities reflects both the Company’s near-term financial and operating successes and the Company’s long-term stock performance. As demonstrated in the following graphs, the Company’s TSR performance has impacted Mr. Tillman’s pay, resulting in realizable pay over the past three years that is aligned with the performance of the Company.
In the following graphs, the value shown (in thousands) as of December 31, 2018 represents for Mr. Tillman the annual base salary, the actual bonus paid for each year’s performance, the year-end value of restricted stock, the updated Black-Scholes valuation of stock options, and the estimated prevailing value of performance awards. The ultimate value of these stock-based awards will depend on our future stock price performance and our TSR relative to industry peers through the end of each respective performance period.

MARATHON OIL | 2019 PROXY STATEMENT 25

Values for these illustrations were determined with the following inputs:

•	Our closing stock price of $14.34 as of December 31, 2018;

•	An updated Black-Scholes valuation of outstanding stock options as of December 31, 2018; and

•
Our rank in our TSR peer group as of December 31, 2018 and the corresponding payout percentage as measured under our performance unit programs: 150% for 2016, 100% for 2017, and 100% for 2018 (actual ranking payout percentage is 164% for 2017 and 2018 but is capped at 100% payout due to negative TSR, per a provision in these awards).

HOW WE DETERMINE EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE
The Committee is responsible for establishing and overseeing executive compensation programs and policies that are consistent with our overall compensation philosophy. In making such decisions, the Committee considers a variety of factors, including stockholder feedback, information provided by its independent compensation consultant, our CEO’s input, peer group data, each executive’s experience in the role, Company and individual performance, internal pay equity and any other information the Committee deems relevant in its discretion.
STOCKHOLDER ENGAGEMENT
The Committee also considers the outcomes of the Company’s advisory stockholder vote on our executive compensation program and any associated stockholder outreach initiatives when making compensation decisions. At our 2018 Annual Meeting, our stockholders expressed support for the Company’s proposals and all of our agenda items were approved. Within those approvals, approximately 95% of shares voted were in favor of our 2018 “say-on-pay” agenda item.
Overall, investor feedback has been positive regarding our executive compensation program and its link between our pay and performance both philosophically and historically. We proactively engage a broad base of investors to ensure transparency and to solicit valuable feedback, which we then share with the Committee and our Board. We generally cover a wide range of topics including corporate strategy, environment, safety, and executive compensation. Specifically, we have listened closely to investor feedback regarding the metrics that matter within our executive compensation structure. As a result, we have incorporated a returns based metric and a per share metric into our 2018 short-term incentive compensation program. We have also incorporated a Total Cash Return

26 MARATHON OIL | 2019 PROXY STATEMENT

to Stockholders metric into our 2019 short-term incentive compensation program. We remain committed to engaging stockholders regularly and to ensure alignment of our compensation programs and stockholder interests.
COMPENSATION CONSULTANT
For 2018, the Committee directly engaged Meridian Compensation Partners LLC (Meridian) as its independent compensation consultant to advise the Committee on executive compensation matters. Meridian provides the Committee with information on industry trends, market practices and legislative issues. Meridian provides no other services to the Company or our executive officers, and the Committee has the right to terminate the services of Meridian and appoint a new compensation consultant at any time.
Meridian interacts with several of our officers and employees as necessary. In addition, Meridian may seek input and feedback from members of our management regarding its work product prior to presentation to the Committee to confirm that information is accurate or address other issues. We believe that Meridian provides an independent perspective to the Committee.
THE CEO’S ROLE
The Committee seeks significant input from the CEO on compensation decisions and performance appraisals for all executive officers other than himself. However, all final compensation decisions for our executive officers are made by the Committee, except that the independent members of our Board determine and approve the CEO’s compensation level. The CEO does not provide recommendations or participate in Committee or Board discussions concerning his own compensation.
PEER GROUP
Peer group benchmarking is one of several factors the Committee considers in setting pay. Our peer group, which the Committee reviews annually, is comprised of the industry companies the Committee believes provide the best external benchmarks for executive compensation and general company performance.
In its review of the peer group in 2018, the Committee considered pertinent financial measures for each company, including market capitalization, assets and revenue, as shown (in millions) in the table below as of January 30, 2019.

	Enterprise Value	Market Capitalization	Assets	Revenue
Peer Group 50th Percentile	$24,086	$16,083	$21,649	$5,379
Marathon Oil	$19,078	$14,385	$22,947	$4,988
Our peer group also reflects the companies against which we compete for executive talent as an independent exploration and production company.
Following its review of the peer group, the Committee decided not to make changes in 2018.

2018 Peer Group Companies
Anadarko Petroleum Corporation	EOG Resources, Inc.
Apache Corporation	Hess Corporation
Chesapeake Energy Corporation	Murphy Oil Corporation
Continental Resources, Inc.	Noble Energy, Inc.
Devon Energy Corporation	Pioneer Natural Resources Company
Encana Corporation

MARATHON OIL | 2019 PROXY STATEMENT 27

COMPENSATION BENCHMARKING PROCESS
The Committee conducts an annual comparison of the compensation of our NEOs to the compensation of executives with similar job responsibilities among companies in our peer group, based upon information gathered and provided by Meridian through surveys and public company disclosure. The Committee references this competitive market analysis in making compensation decisions for the coming year. The Committee generally targets executive total direct compensation opportunities at the 50th percentile of the peer group for average performance and adjusts total direct compensation opportunities higher or lower based on the Committee’s assessment of each executive position. We define total direct compensation as the sum of base salary, target annual cash bonus and the target grant-date value of long-term incentive awards.
In October 2018, Meridian provided the Committee a market analysis that included information regarding peer group executives’ base salaries, target annual bonus levels and the mix and level of long-term incentives. According to this analysis, NEO compensation levels varied by individual, but overall were appropriately positioned relative to 50th percentile benchmarks of comparable roles. Additionally, as part of this exercise, the Committee reviewed supporting benchmarks for the broader oil and gas industry and general industry.

ELEMENTS OF OUR EXECUTIVE COMPENSATION
Our executive compensation program includes base salary, annual cash bonuses, long-term incentive (LTI) awards and other benefits and perquisites. By design, a significant portion of our executive officers’ overall compensation, including annual cash bonuses and LTI awards, is “performance-based,” and the opportunity to earn value is largely dependent on both Company and individual performance. The Committee determines a total compensation opportunity for each executive officer based on a review of competitive market data, a review of our compensation philosophy and the Committee’s subjective judgment. The Committee does not set fixed percentages for each element of compensation, so the mix may change over time as the competitive market moves, governance standards evolve or our business needs change.
The following pie charts show the 2018 pay mix of total target direct compensation components for our CEO and other NEOs, respectively. Ninety percent of our CEO’s total target direct compensation is influenced by Company performance. The allocation of our compensation components, with a significant emphasis on LTI awards, aligns with the practices of our peer group.

28 MARATHON OIL | 2019 PROXY STATEMENT

2018 TOTAL TARGET DIRECT COMPENSATION OVERVIEW
The Committee determined 2018 base salaries, target annual cash bonus opportunities and LTI awards in February 2018. The Committee determined the payment of 2018 annual cash bonuses in February 2019, after 2018 business results were known and audited.
The following table summarizes the elements of total direct compensation the Committee awarded to our NEOs for 2018 as part of our regular compensation program. The amounts shown differ from the amounts shown in the Summary Compensation Table because this table provides the target value for short-term and LTI compensation. Target LTI values reflect established compensation valuation methodologies that are similar to, but may differ from, the methodologies used for accounting purposes as reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table. Additionally, this table excludes changes in pension value.

Name	Year End Base Salary	Target Bonus Opportunity	LTI Award Target Value	Total Target Compensation
Mr. Tillman	$1,150,000	$1,495,000	$8,250,000	$10,895,000
Mr. Little	$600,000	$510,000	$2,500,000	$3,610,000
Mr. Whitehead	$575,000	$488,750	$2,200,000	$3,263,750
Mr. Wagner	$500,000	$425,000	$1,800,000	$2,725,000
Mr. Hedgebeth	$575,000	$431,250	$1,600,000	$2,606,250

BASE SALARY
The primary purpose of base salary is to recognize and reward overall responsibilities, experience and established skills. In setting base salary, the Committee compares each NEO’s current salary to the market 50th percentile, and considers each individual’s experience and expertise, the value and responsibility associated with the role and internal pay equity. The Committee does not use a formula to calculate base salary increases for NEOs.
In February 2018, the Committee reviewed base salaries and the considerations noted above. The Committee determined to make no base salary increases for the NEOs at that time, except for Mr. Tillman who was positioned below the median of the peer benchmark at the time of the analysis and received a base pay increase in recognition of the Company’s ongoing transformation in the prevailing commodity price environment.

Name	Base Salary as of January 1, 2018	Base Salary as of December 31, 2018
Mr. Tillman	$1,100,000	$1,150,000
Mr. Little	$600,000	$600,000
Mr. Whitehead	$575,000	$575,000
Mr. Wagner	$500,000	$500,000
Mr. Hedgebeth	$575,000	$575,000

MARATHON OIL | 2019 PROXY STATEMENT 29

ANNUAL CASH BONUS
The annual cash bonus rewards executives for achieving short-term financial, operational and strategic goals that drive stockholder value, as well as for individual performance during the year.
When determining target bonus opportunities for our executives, the Committee considers the range of market practices, as well as each executive’s experience, relative scope of responsibility, internal pay equity considerations and any other information the Committee deems relevant in its discretion. Our targeted performance goals, established by the Committee during the first quarter of the year, are defined to focus and challenge our NEOs to perform at a high level. Payout results may be above or below target based on actual Company and individual performance.
The Committee determined the 2018 annual cash bonus payout for each NEO based on its assessment of the following:

•	Quantitative company performance goals, weighted at 70%;

•	Strategic company performance goals, weighted at 30%; and

•	Individual performance, including achievement of pre-established goals, leadership and ethics, and overall value that the officer created for the Company.
The illustration below summarizes the framework the Committee uses to determine individual officer bonus payouts:

[	Base Salary	x	Bonus Target (as % of Base Salary)	=	Target Bonus Opportunity	]	x	Company Performance Score 70% Quantitative Performance 30% Strategic Performance	+/-	Individual Performance Adjustment	=	Annual Bonus Payout
The quantitative and strategic performance scores can range between 0% and 200%; (target is 100%). The final payout for each NEO may be adjusted based on the Committee’s discretionary assessment of the NEO’s individual performance.
2018 QUANTITATIVE PERFORMANCE METRICS
During the first quarter of 2018, the Committee established quantitative performance goals for the bonus program, representing 70% of the total bonus award opportunity, by taking into consideration key safety, financial and operational performance measures that are important indicators of success in our industry. The Company’s business strategy in 2018 focused on execution and portfolio transformation, while maintaining our disciplined approach to cost control.
Considering this strategy, the Committee reviewed and modified the list and weighting of quantitative bonus metrics at the start of 2018. Reserve Replacement was eliminated as a separate quantitative metric for 2018 because it is considered in the F&D Cost/BOE Reserve metric. The quantitative bonus metrics established for 2018 emphasize operational excellence and financial stewardship.
The Committee determined the target level of performance for each metric by evaluating factors such as performance achieved in the immediately preceding year, anticipated challenges for 2018, top tier peer performance, and Company strategy. The Company set steep, competitive target and stretch goals to challenge our employees and drive stockholder value throughout the year. In the case of Cash Costs/BOE, a stretch goal was set at the best of our oil weighted peers, and in the case of EBITDAX/BOE, a stretch goal was set at the top quartile of our peers.

30 MARATHON OIL | 2019 PROXY STATEMENT

In early 2019, the Committee evaluated the Company’s 2018 quantitative performance against goals established in early 2018. The Company delivered results that met or exceeded those targets in the categories of Production, F&D Cost/BOE and EBITAX/BOE, with Cash Cost/BOE just under target. While disappointed we did not reach our targeted best in Company history safety metric, we will continue to refine our safety practices, empower our employees and educate all personnel to ensure that we reinforce and strengthen the robust safety culture that we have built. The Company is committed to providing a safe workplace and continuing to focus on improved safety performance.
The following table shows the targets and weightings established by the Committee and the performance achieved during 2018.

Critical Capability	Weight (%)	Performance Measure	Target	Performance Achieved	Weighted Payout
Operational Excellence	10	TRIR(1)	0.35	0.53	0%
	25	Production, MBOEPD(2)	400	415	50%
Financial Stewardship	25	Cash Costs, $/BOE(3)	7.75	7.94	19%
	15	F & D Cost, $/BOE Reserve(4)	15.65	11.29	30%
	25	EBITDAX, $/BOE(5)	18.25	24.16	36%
				Payout of 70% Quantitative Bonus Opportunity	135%
				Weighted Payout of 70% Quantitative Bonus Opportunity	94%
(1) Calculated using the Occupational Safety and Health Administration (OSHA) Recordable Incidents Rate by dividing (a) the total number of OSHA recordable incidents multiplied by 200,000 by (b) the total number of exposure hours. This metric includes both Company employees and contractors and is applied to Company operated properties only.
(2) Available for sale excluding Libya, adjusted for pricing effects of production sharing contracts, catastrophic events, changes in business climate, acquisitions, and divestitures.
(3) Cash cost includes direct expense, indirect expense, general and administrative, and other components of benefit costs (previously included in G&A), adjusted legal settlements, special items, acquisitions, and divestitures. Production denominator is recorded sales adjusted for pricing effects of production sharing contracts, catastrophic events, changes in business climate, acquisitions, and divestitures. This metric excludes Libya.
(4) F&D cost includes development CapEx (excluding acquisition costs), capitalized interest, and estimated capitalized asset retirement obligations. Reserves exclude acquisitions, dispositions and impairments as a result of price impact. This metric excludes Libya.
(5) Earnings before interest, taxes, depreciation, amortization, and exploration adjusted for special items. Production denominator is recorded sales adjusted for pricing effects of production sharing contracts, catastrophic events, changes in business climate, acquisitions, and divestitures. This metric excludes Libya.
2018 STRATEGIC PERFORMANCE METRICS
After assessing the Company’s quantitative performance metrics, the Committee evaluated the strategic performance achievements, representing 30% of the total bonus award opportunity. For 2018, the Committee clearly defined the Company’s strategic objectives across four areas to measure strategic performance. The Committee reviews and evaluates these objectives to determine their degree of achievement, but there are generally no threshold or weighting guidelines. We achieved positive results on all metrics, and in most cases, well exceeded original expectations.

MARATHON OIL | 2019 PROXY STATEMENT 31

Strategic Metric	Performance Achieved
Enterprise returns based on year-on-year improvement in Cash Return on Invested Capital, or CROIC; (CROIC is calculated by dividing the sum of Operating Cash Flow and after tax interest expense by invested capital, i.e., the sum of stockholders equity and net debt)
Year-on-year improvement in Cash Return on invested capital of 78% compared to the previous year
Cash Flow Per Share Growth based on year-on-year improvement in Cash Flow per Debt Adjusted Share, or CFPDAS; (CFPDAS is calculated by dividing the sum of Operating Cash Flow before working capital and net interest after tax by total shares including debt shares)
Year-on-year improvement in Cash Flow per Dept Adjusted Share of 65% compared to the previous year
Total resource additions (excluding dispositions)	Through our resource capture activity, we added total resource of about 782 MMBOE in North American unconventional plays
Safe, clean, responsible, or SCR, days (defined as no serious events, no recordable injuries, and no spills to the environment experienced company wide)	Greater than 85% Safe, Clean, Responsible Days days in our individual operational asset teams
The successful achievement of these goals produced an exceptional year that reached key milestones in our strategic portfolio transformation and delivered on our strongly expressed execution focus.
Upon review of these strategic outcomes, the Committee concluded that the Company had achieved overall performance above target expectations, resulting in a 56% weighted payout score for the strategic bonus opportunity.
2018 INDIVIDUAL PERFORMANCE
The Committee maintains discretion to adjust individual cash bonuses to recognize critical performance factors and accomplishments that may not have been fully considered in the performance score calculation. In evaluating our NEOs’ contributions during 2018, the Committee considered each NEO’s specific contribution to our Company’s key achievements, including those discussed under “Compensation Discussion and Analysis—Executive Summary.”
ANNUAL CASH BONUS PAYOUTS EARNED FOR 2018
Taking into consideration the Company’s quantitative and strategic performance, the Committee determined overall performance under the 2018 bonus program at 150% of target. This payout percentage includes 94% payout from the quantitative metrics and 56% payout from the strategic objectives.
Below are the actual bonus payments earned for 2018 performance.

	Base Salary as of December 31, 2018	Bonus Target	Target Bonus Opportunity	Percent of Target Achieved	Actual Bonus Payout
Mr. Tillman	$1,150,000	130%	$1,495,000	150%	$2,242,500
Mr. Little	$600,000	85%	$510,000	150%	$765,000
Mr. Whitehead	$575,000	85%	$488,750	150%	$733,125
Mr. Wagner	$500,000	85%	$425,000	150%	$637,500
Mr. Hedgebeth	$575,000	75%	$431,250	150%	$646,875

32 MARATHON OIL | 2019 PROXY STATEMENT

LONG-TERM INCENTIVES
Long-term incentive, or LTI, awards align the interests of NEOs and stockholders over the long term. These awards assist NEOs in establishing and maintaining significant equity ownership and place a meaningful portion of compensation at risk based on our common stock price performance. LTI also encourages retention through continued service requirements and are intended to represent the largest portion of the NEOs’ total direct compensation.
The Committee awards LTI based on a target award value that reflects competitive market data, each NEO’s performance and each NEO’s target total compensation. The 2018 target award value for NEOs was allocated 50% to performance units, 20% to stock options and 30% to restricted stock.
Each year, the Committee grants LTI awards at its regularly scheduled February meeting, the date of which is generally set at least one year in advance. The grant date for such awards is generally the meeting date; however, for awards approved after market close, the grant date is the next trading day. The actual LTI compensation realized by each NEO depends on the price of the underlying shares of common stock at the time of vesting or exercise, and in the case of performance units, our TSR relative to that of the companies in our peer group.
2018 LONG-TERM INCENTIVE AWARDS
After considering competitive market data, the demand for talent, cost considerations and the performance of both the Company and the individual NEOs, the Committee awarded LTI to each NEO consistent with our normal grant timeline resulting in a grant date of February 28, 2018.
The table below lists the target grant-date LTI value for each NEO. The Committee’s methodologies to deliver target LTI values are similar to, but can differ from, the methodologies used for accounting purposes as reflected in the Summary Compensation Table and Grants of Plan-Based Awards Table. See the Grants of Plan-Based Awards Table for additional detail about each LTI award.

Total 2018 LTI Awards Target Value
Name	Annual Target
Mr. Tillman	$8,250,000
Mr. Little	$2,500,000
Mr. Whitehead	$2,200,000
Mr. Wagner	$1,800,000
Mr. Hedgebeth	$1,600,000
PERFORMANCE UNITS
The Committee believes that a performance unit program based on TSR relative to peer companies aligns pay and Company performance. The industry peers selected for each performance cycle generally match the industry peers comprising the prevailing peer group used for compensation benchmarking. TSR is determined by adding the sum of stock price appreciation or reduction per share, plus cumulative dividends per share for the performance period, and dividing that total by the beginning stock price per share. For purposes of this calculation, the beginning and ending stock prices are the averages of the closing stock prices for the month immediately preceding the beginning and ending dates of the performance period. The Committee generally has sole and absolute discretion to reduce the final payment associated with any performance unit award as it may deem appropriate. The 2018 awards include a payout term providing that, in the case where TSR is negative at the end of the performance period, the payout percentage is capped at 100% regardless of ranking. The 2018 performance units, if earned, will be paid in cash.

MARATHON OIL | 2019 PROXY STATEMENT 33

2018 PERFORMANCE UNITS
In February 2018, the Committee awarded the NEOs performance units that will vest based on relative TSR for the three-year performance period ending December 31, 2020. The value of each underlying unit tracks the price of a share of our common stock. The percentage of units earned ranges from 0% to 200% of the units granted based on the below payout table. When the award is settled, NEOs will receive dividend equivalents paid in cash for a number of shares equal to the number of units granted, multiplied by the payout percentage. Dividend equivalents accrue and are paid based on performance at the end of the performance period. Earned awards are paid in cash shortly after the completion of the performance period with the final cash value impacted both by relative TSR rank and our common stock price. In the event that any companies in our peer group either cease to exist or are no longer a company for which TSR can be calculated from publicly available information, then the Committee may replace such company in the peer group. The Committee has designated Cimarex Energy Co., Newfield Exploration Company (Newfield) and Concho Resources Inc. as replacement companies (in that order). However, because Encana completed its combination with Newfield, Newfield is no longer an eligible replacement peer. The payout percentages for each ranking are:

MRO TSR Ranking	1	2	3	4	5	6	7	8	9	10	11	12
Payout (% of Target)	200%	182%	164%	145%	127%	109%	91%	73%	54%	0%	0%	0%
2017 PERFORMANCE UNITS
The performance units granted in February 2017 have a performance period end date of December 31, 2019 and follow the below payout table. See the Outstanding Equity Awards at 2018 Fiscal Year-End Table for information about the estimated payouts of those performance units.

MRO TSR Ranking	1	2	3	4	5	6	7	8	9	10	11	12
Payout (% of Target)	200%	182%	164%	145%	127%	109%	91%	73%	54%	0%	0%	0%
2016 PERFORMANCE UNITS
For the performance period ending December 31, 2018, we ranked 4 out of 13 companies. In January 2019, the Committee determined final payout values for Messrs. Tillman, Little and Wagner, the three NEOs who received 2016 performance units. The payouts, which were made on February 8, 2019, were $9,446,138, $2,716,541 and $1,234,803 for each of Messrs. Tillman, Little and Wagner, respectively.

MRO TSR Ranking	1	2	3	4	5	6	7	8	9	10	11	12	13
Payout (% of Target)	200%	183%	167%	150%	133%	117%	100%	83%	67%	50%	0%	0%	0%
STOCK OPTIONS
Stock options provide a direct link between officer compensation and the value delivered to stockholders. The Committee believes that stock options are inherently performance-based, as option holders only realize compensation if the value of our stock increases following the grant date.
Stock options granted according to our normal annual grant timeline generally have a three-year ratable vesting period and a maximum term of ten years. Additional information on these awards, including the number of shares subject to each award, is shown in the Grants of Plan-Based Awards Table.

34 MARATHON OIL | 2019 PROXY STATEMENT

RESTRICTED STOCK
The Committee awards restricted stock for diversification of the LTI award mix, for consistent alignment between executives and stockholders, and for retention purposes. Restricted stock provides recipients with the opportunity for capital accumulation, leading to retention and stock ownership, and a more predictable long-term incentive value than is provided by performance units or stock options.
Restricted stock awarded according to our normal annual grant schedule typically vests in full on the third anniversary of the grant date. Prior to vesting, restricted stock recipients have the right to vote and receive dividends on the restricted shares.

OTHER BENEFITS
PERQUISITES
We offer limited perquisites to our NEOs. We believe these perquisites are reasonable, particularly because the cost of these benefits constitutes a small percentage of each NEO’s total compensation. The Committee assesses these perquisites at least annually as part of its total competitive review. We do not provide any tax gross-ups on these perquisites. The perquisites provided to our NEOs include reimbursement for certain tax, estate, and financial planning services up to $15,000 per year, an enhanced annual physical examination, limited personal use of Company aircraft and a Company-provided car service for our CEO. Our NEOs also participate in the health, retirement, matching gift program and other benefit plans generally available to our U.S. employees.
See the “All Other Compensation” column of the Summary Compensation Table and the footnotes following the Summary Compensation Table for additional details concerning the perquisites provided to our NEOs in 2018.
RETIREMENT BENEFITS
We offer our NEOs the opportunity to provide for retirement through four plans.

•	Marathon Oil Company Thrift Plan (Thrift Plan) – A tax-qualified 401(k) plan.

•	Retirement Plan of Marathon Oil Company (Retirement Plan) – A tax-qualified defined benefit pension plan.

•	Excess Benefit Plan (Excess Plan) – A nonqualified plan allowing employees to accrue benefits above the tax limits, with components attributable to both the Thrift Plan and the Retirement Plan.

•
Marathon Oil Company Deferred Compensation Plan (Deferred Compensation Plan) – A nonqualified plan that grows when an NEO accrues benefits above the tax limits in the Thrift Plan or when an NEO defers a portion of his or her eligible compensation.

Benefits payable under our qualified and nonqualified plans are described in more detail in “Post-Employment Benefits” and “Nonqualified Deferred Compensation.”
We also currently sponsor retiree medical plans for a broad-based group of employees, including the NEOs hired before 2017.
CHANGE IN CONTROL AND SEVERANCE BENEFITS
Our NEOs do not have employment agreements entitling them to any special executive severance payments, other than the change in control termination benefits described under “Potential Payments upon Termination or Change in Control.” We believe these change in control benefits are necessary to attract and retain talent within our

MARATHON OIL | 2019 PROXY STATEMENT 35

industry, ensure continuity of management in the event of a change in control and provide our NEOs with the security to make decisions that are in the best interests of stockholders.
Our Board may exercise discretion to make severance payments to executives on a case-by-case basis. We have a policy requiring that our Board seek stockholder approval or ratification of certain severance agreements for senior executive officers that would require payment of cash severance benefits exceeding 2.99 times the officer’s salary plus the most recent annual cash bonus paid.

STOCK OWNERSHIP REQUIREMENTS AND ANTI-HEDGING AND ANTI-PLEDGING POLICIES
All of our officers who are “executive officers” for purposes of Section 16 of the Exchange Act are subject to our stock ownership requirements, which are intended to reinforce the alignment of interests between our officers and stockholders. The stock ownership requirements are as follows:

•	CEO – six times base salary;

•	Executive Vice Presidents – four times base salary;

•	Senior Vice Presidents – two times base salary; and

•	Vice Presidents – two times base salary.
Executive officers have five years from their respective appointment or promotion dates to achieve the designated stock ownership level. The Committee reviews each executive officer’s progress toward the requirements during the first quarter of each year to determine whether the market value of shares, including the value of unvested shares, satisfies our requirements. Stock options and performance units are not counted as shares owned in measuring stock ownership. Executive officers who do not hold the required level of stock ownership must hold the shares they receive upon vesting of restricted stock or exercise of stock options (after payment of exercise prices and after taxes) until they have met their requirement. We are in full compliance with this requirement, with each executive officer meeting the requisite threshold other than Mr. Hedgebeth, who is still within the five year window.
To ensure that they bear the full risks of stock ownership, officers are prohibited from engaging in hedging transactions related to our stock. Officers are also prohibited from pledging or creating a security interest in any shares of our common stock they hold, including shares in excess of the applicable ownership requirement.

TAX CONSIDERATIONS
The Committee considers the tax effects to both the Company and the NEOs when making executive compensation decisions. While the Committee endeavors to deliver compensation in a tax efficient manner, the Committee’s priority is to provide performance-based and competitive compensation. Therefore, some compensation paid to NEOs is not deductible due to the limitations imposed by Section 162(m) of the Internal Revenue Code, which limits the deduction that we can take to $1 million per “covered employee” each year. Certain “performance-based compensation” that satisfies requirements under Section 162(m) was, prior to 2018, exempt from this $1 million limit.
As was required under Section 162(m), our stockholders approved the material terms of performance goals for awards to NEOs, which are contained in our 2012 and 2016 Incentive Compensation Plans. These performance goals include both financial and operational measures. Unvested performance units and stock options that were awarded before November 2017 were designed to qualify as performance-based compensation for purposes of Section 162(m) when granted.

36 MARATHON OIL | 2019 PROXY STATEMENT

The exemption from Section 162(m)’s $1 million deduction limit for performance-based compensation has been repealed, effective for tax years beginning after December 31, 2017. In addition, the group of individuals who are covered employees for purposes of Section 162(m) has been expanded. As a result, compensation paid after 2017 to individuals who are covered employees in 2017 or later years that is in excess of $1 million in a year will not be deductible unless it qualifies for transition relief. As a result, certain compensation that was intended to satisfy the requirements for exemption from Section 162(m) will not in fact be exempt. Further, the Committee continues to have the ability to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are appropriate in light of our business needs.

EXECUTIVE COMPENSATION
The following table summarizes the total compensation for each NEO for the years shown.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non‑ Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Lee M. Tillman	2018	1,139,808	—	6,600,008	1,742,669	2,242,500	240,620	245,269	12,210,874
Chairman (effective February 1, 2019), President and Chief Executive Officer	2017	1,090,000	—	5,604,382	1,449,989	1,501,500	232,568	237,225	10,115,664
	2016	1,050,000	—	4,597,472	1,205,640	1,312,500	208,156	246,323	8,620,091
T. Mitchell Little	2018	600,000	—	2,625,027	528,081	765,000	—	102,836	4,620,944
Executive Vice President, Operations	2017	600,000	—	1,831,517	473,855	586,500	133,820	90,601	3,716,293
	2016	529,615	—	1,931,409	346,720	510,000	254,057	79,582	3,651,383
Dane E. Whitehead	2018	575,000	—	1,760,013	464,715	733,125	90,992	104,273	3,728,118
Executive Vice President and Chief Financial Officer	2017	453,365	1,270,000	3,935,218	977,250	513,190	40,693	54,151	7,243,867

Patrick J. Wagner	2018	500,000	—	1,890,025	380,221	637,500	82,286	108,294	3,598,326
Executive Vice President, Corporate Development and Strategy	2017	424,808	300,000	732,603	189,542	488,750	98,078	94,340	2,328,121
	2016	386,846	—	600,985	157,600	342,380	55,810	64,965	1,608,586
Reginald D. Hedgebeth	2018	575,000	—	1,280,010	337,977	646,875	85,354	88,346	3,013,562
Senior Vice President, General Counsel and Secretary	2017	375,961	300,000	588,118	622,149	452,820	33,930	41,826	2,414,804

(1)    For Messrs. Whitehead and Hedgebeth, this column includes the one-time cash sign-on bonus amounts received upon commencement of employment. For Mr. Wagner, this column includes the one-time cash bonus received upon completion of his interim term as Chief Financial Officer.
(2)    These columns reflect the aggregate grant date fair values calculated in accordance with generally accepted accounting principles in the United States regarding stock compensation. Assumptions used in the calculation of these amounts are included in footnote 17 to our consolidated financial statements in our annual reports on Form 10-K for the years ended December 31, 2018, December 31, 2017 and December 31, 2016. For 2016, 2017 and 2018, the Stock Awards column also includes the grant date fair value of the share-denominated performance units granted in February 2016, February 2017 and February 2018 respectively, which ultimately will be settled in cash. The value ultimately realized by the officers upon the actual vesting of the awards may or may not be equal to this determined value, as these awards are subject to market conditions and have been valued based on an assessment of the market conditions as of the grant date. The maximum (200%) payouts for the 2018 performance units using the December 31, 2018 closing stock price of $14.34 would be: for Mr.

MARATHON OIL | 2019 PROXY STATEMENT 37

Tillman, $8,147,730; for Mr. Whitehead, $2,172,739; for Mr. Little, $2,469,033; for Mr. Wagner, $1,777,701; and for Mr. Hedgebeth, $1,580,182. See the “Grants of Plan-Based Awards Table” and “Long-Term Incentive Awards” for further detail on our performance unit program.
(3)    This column reflects annual cash bonus payments, determined by the Compensation Committee and paid in the first quarter of the following year respectively, pursuant to the Company’s annual cash bonus program. These awards are discussed in further detail under “Annual Cash Bonus.”
(4)    This column reflects the annual change in accumulated benefits under our retirement plans. See “Post-Employment Benefits” for more information about our defined benefit plans and the assumptions used in calculating these amounts. No deferred compensation earnings are reported in this column because our non-qualified deferred compensation plans do not provide above-market or preferential earnings. In 2018 for Mr. Little, the actual change in accumulated benefit decreased by $226,165.
(5)    The following table describes each component of the “All Other Compensation” column for 2018 in the Summary Compensation Table.

Name	Personal Use of Company Aircraft(a) ($)	Company Physicals(b) ($)	Tax & Financial Planning(c) ($)	Miscellaneous(d) ($)	Company Contributions to Defined Contribution Plans(e) ($)	Matching Contributions(f) ($)	Total All Other Compensation ($)
Lee M. Tillman	—	988	15,000	37,390	184,891	7,000	245,269
T. Mitchell Little	—	988	11,301	—	83,055	7,492	102,836
Dane E. Whitehead	—	988	15,000	—	76,173	12,112	104,273
Patrick J. Wagner	—	988	11,301	—	71,905	24,100	108,294
Reginald D. Hedgebeth	—	988	5,814	—	66,544	15,000	88,346
(a)    While limited personal use of the company aircraft is permitted for NEOs, no NEO used the aircraft for this purpose in 2018. Family members were allowed to accompany officers on company aircraft for business travel. These additional passengers did not result in an aggregate incremental cost to the Company.
(b)    All regular employees in the United States, including our NEOs, are eligible to receive annual physical and wellness incentives. However, officers may receive an enhanced physical under the executive physical program. This column reflects the average incremental cost of the executive physical program over the employee physical program. Due to Health Insurance Portability and Accountability Act confidentiality requirements, we do not disclose actual use of this program by individual officers.
(c)    This column reflects reimbursement for professional advice related to tax, estate, and financial planning. The maximum annual benefit is $15,000, and reimbursements are attributed to the calendar year in which services are performed. Due to processing delays, the actual amount reimbursed to an officer may exceed $15,000 in a given year.
(d)    For Mr. Tillman, this column reflects access to a Company-provided car service. This benefit is offered to Mr. Tillman to allow the efficient use of his time and to provide safe transportation given the demands of his role, including travel, after hours/weekend obligations and extended work hours. We provide access to this benefit because we believe that the cost is outweighed by the convenience, increased safety and efficiency that it offers.
(e)    This column reflects amounts contributed by us under the Thrift Plan and related non-qualified deferred compensation plans. See “Post-Employment Benefits” and “Nonqualified Deferred Compensation” for more information about the non-qualified plans.
(f)    The amounts shown represent contributions made on behalf of the NEOs for 2018 contributions under our matching gifts programs for universities and approved not-for-profit charities.

38 MARATHON OIL | 2019 PROXY STATEMENT

GRANTS OF PLAN‑BASED AWARDS IN 2018
The following table provides information about all plan-based LTI awards (stock options, restricted stock, and performance units) granted to each named executive officer during 2018. The awards listed in the table were granted under the Marathon Oil Corporation 2016 Incentive Compensation Plan, or 2016 Plan, and are described in more detail in “Compensation Discussion and Analysis.”

			Estimated Future Payouts Under Non‑Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards(3) ($)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Lee M. Tillman	Annual Cash Bonus		523,250	1,495,000	2,990,000
	Performance Units	2/28/2018				153,409	284,091	568,182				4,125,001
	Stock Options	2/28/2018								298,914	14.52	1,742,669
	Restricted Stock	2/28/2018							170,455			2,475,007
T. Mitchell Little	Annual Cash Bonus		178,500	510,000	1,020,000
	Performance Units	2/28/2018				46,488	86,089	172,178				1,250,012
	Stock Options	2/28/2018								90,580	14.52	528,081
	Restricted Stock	2/28/2018							94,698			1,375,015
Dane E. Whitehead	Annual Cash Bonus		171,063	488,750	977,500
	Performance Units	2/28/2018				40,909	75,758	151,516				1,100,006
	Stock Options	2/28/2018								79,711	14.52	464,715
	Restricted Stock	2/28/2018							45,455			660,007
Patrick J. Wagner	Annual Cash Bonus		148,750	425,000	850,000
	Performance Units	2/28/2018				33,471	61,984	123,968				900,008
	Stock Options	2/28/2018								65,218	14.52	380,221
	Restricted Stock	2/28/2018							68,183			990,017
Reginald D. Hedgebeth	Annual Cash Bonus		150,938	431,250	862,500
	Performance Units	2/28/2018				29,752	55,097	110,194				800,008
	Stock Options	2/28/2018								57,972	14.52	337,977
	Restricted Stock	2/28/2018							33,058			480,002
(1)    This column shows potential payout opportunity established for the 2018 performance period under the Company Annual Cash Bonus Plan. The actual amounts paid to each NEO under the plan for 2018 are disclosed in the Summary Compensation Table.
(2)    Performance units and restricted stock, discussed under “Long-Term Incentive Awards,” are denominated as an equivalent of one share of our common stock and, if earned, are paid in cash and stock, respectively.
(3) The amounts shown in this column reflect the total grant date fair values of stock options, restricted stock, and performance units calculated in accordance with generally accepted accounting principles in the United States regarding stock compensation. The Black-Scholes value used for the stock options granted on February 28, 2018 was $5.83. The value ultimately realized by each NEO upon the actual vesting of the award(s) or exercise of the stock option(s) may or may not be equal to this determined value. Valuation assumptions used in the calculation of these amounts are included in footnote 17 to our consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2018. See “Long-Term Incentive Awards” for more information about restricted stock, stock options, and stock-based performance unit awards.

MARATHON OIL | 2019 PROXY STATEMENT 39

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR-END
The following table provides information about the unexercised stock options (vested and unvested) and unvested restricted stock held by each NEO as of December 31, 2018.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options				Restricted Stock/Units		Equity Incentive Plan Awards (Performance Units)
Name and Grant Date	Exercisable (#)	Unexercisable(1) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Number of Unearned Shares, Units or Other Rights that Have Not Vested(4) (#)	Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(5) ($)
Lee M. Tillman
8/15/2013	229,886	—	34.65	8/15/2023
2/25/2014	330,189	—	34.03	2/25/2024
2/25/2015	256,591	—	29.06	2/25/2025
2/24/2016	8,000	204,000	7.22	2/24/2026
2/22/2017	80,824	161,649	15.76	2/22/2027
2/28/2018	—	298,914	14.52	2/28/2028
	905,490	664,563
					501,426	7,190,449
2016							439,151	9,446,138
2017							222,255	3,187,137
2018							284,091	4,073,865
T. Mitchell Little
5/25/2011	18,947	—	33.06	5/25/2021
8/31/2011	2,309	—	26.92	8/31/2021
2/28/2012	5,009	—	35.06	2/28/2022
2/26/2013	33,700	—	32.86	2/26/2023
2/25/2014	56,604	—	34.03	5/9/2024
2/25/2015	70,299	—	29.06	2/25/2025
2/24/2016	—	58,667	7.22	2/24/2026
2/22/2017	26,413	52,827	15.76	2/22/2027
2/28/2018	—	90,580	14.52	2/28/2028
	213,281	202,074
					233,646	3,350,484
2016							126,292	2,716,541
2017							72,633	1,041,557
2018							86,089	1,234,516
Dane E. Whitehead
3/7/2017	49,657	99,314	16.28	3/7/2027
2/28/2018	—	79,711	14.52	2/28/2028
	49,657	179,025
					176,775	2,534,954
2017							63,917	916,570
2018							75,758	1,086,370

40 MARATHON OIL | 2019 PROXY STATEMENT

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options				Restricted Stock/Units		Equity Incentive Plan Awards (Performance Units)
Patrick J. Wagner
5/9/2014	56,883	—	35.91	5/9/2024
2/25/2015	35,150	—	29.06	2/25/2025
2/24/2016	—	26,667	7.22	2/24/2026
2/22/2017	10,565	21,131	15.76	2/22/2027
2/28/2018	—	65,218	14.52	2/28/2028
	102,598	113,016
					111,448	1,598,164
2016							57,406	1,234,803
2017							29,053	416,620
2018							61,984	888,851
Reginald D. Hedgebeth
4/26/2017	35,149	70,300	15.31	4/26/2027
2/28/2018	—	57,972	14.52	2/28/2028
	35,149	128,272
					65,070	933,104
2018							55,097	790,091
(1)    All stock options listed in this column vest in one-third increments on each anniversary of the grant date.
(2)    This column reflects the number of shares of unvested restricted stock held by our NEOs on December 31, 2018 with grant and vesting dates as set forth in the table below.

Name	Grant Date		Unvested Shares (#)	Vesting Date
Lee M. Tillman	2/24/2016		197,618	2/24/2019
	2/22/2017		133,353	2/22/2020
	2/28/2018		170,455	2/28/2021
		Total:	501,426
Dane E. Whitehead	3/7/2017		46,485	3/7/2019
	3/7/2017		84,835	3/7/2020
	2/28/2018		45,455	2/28/2021
		Total:	176,775
T. Mitchell Little	2/24/2016		56,832	2/24/2019
	10/1/2016		38,536	10/1/2019
	2/22/2017		43,580	2/22/2020
	2/28/2018		14,348	2/28/2019
	2/28/2018		14,348	2/28/2020
	2/28/2018		66,002	2/28/2021
		Total:	233,646
Patrick J. Wagner	2/24/2016		25,833	2/24/2019
	2/22/2017		17,432	2/22/2020
	2/28/2018		10,330	2/28/2019
	2/28/2018		10,331	2/28/2020
	2/28/2018		47,522	2/28/2021
		Total:	111,448
Reginald D. Hedgebeth	4/26/2017		6,402	4/26/2019
	4/26/2017		25,610	4/26/2020
	2/28/2018		33,058	2/28/2021
		Total:	65,070
(3)    This column reflects the aggregate value of all shares of unvested restricted stock held by each NEO on December 31, 2018, using the December 31, 2018 closing stock price of $14.34. Upon normal retirement (but not mandatory retirement), unvested shares are forfeited.

MARATHON OIL | 2019 PROXY STATEMENT 41

(4)    This column represents the number of outstanding share-based performance units. The awards granted in 2016 have a performance period of January 1, 2016 to December 31, 2018. The awards granted in 2017 have a performance period of January 1, 2017 to December 31, 2019. The awards granted in 2018 have a performance period of January 1, 2018 to December 31, 2020.
(5)    Our TSR peer group ranking as of December 31, 2018 and the corresponding payout percentage as measured under our performance unit programs is: 150% for 2016, 100% for 2017, and 100% for 2018 (actual ranking payout percentage is 164% for 2017 and 2018 but is capped at 100% payout due to negative TSR, per a provision in these awards). Market Value shown for the 2017 and 2018 performance units reflects a payout at the capped tracking percentage using the December 31, 2018 closing stock price of $14.34. The estimated maximum (200%) payouts for the 2017 performance units would be: for Mr. Tillman, $6,374,237; for Mr. Whitehead, $1,833,140; for Mr. Little, $2,083,114; and for Mr. Wagner, $833,240. The estimated maximum (200%) payouts for the 2018 performance units would be: for Mr. Tillman, $8,147,730; for Mr. Whitehead, $2,172,739; for Mr. Little, $2,469,033; for Mr. Wagner, $1,777,701; and for Mr. Hedgebeth, $1,580,182. These estimated payouts are not necessarily indicative of the actual payout at the end of the performance period.

OPTION EXERCISES AND STOCK VESTED IN 2018
The following table provides information about the value realized by the NEOs on option award exercises and restricted stock vesting during 2018.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Lee M. Tillman	400,000	5,770,880	81,292	1,247,019
T. Mitchell Little	117,333	1,580,910	22,272	341,652
Dane E. Whitehead	—	—	46,484	687,963
Patrick J. Wagner	53,333	745,563	11,136	170,826
Reginald D. Hedgebeth	—	—	6,402	118,181
(1)    This column reflects the actual pre-tax income realized by NEOs upon exercise of stock options, which, in each case, is the fair market value of the shares on the exercise date less the grant price.
(2)    This column reflects the actual pre-tax income realized by NEOs upon vesting of restricted stock, which, in each case, is the fair market value of the shares on the vesting date.

POST-EMPLOYMENT BENEFITS
Marathon Oil offers NEOs the opportunity to save for retirement as follows:

•	Marathon Oil Company Thrift Plan, or Thrift Plan: A tax-qualified 401(k) plan that currently provides for company matching contributions of up to 7% of eligible earnings.

•	Retirement Plan of Marathon Oil Company, or Retirement Plan: A tax qualified defined benefit pension plan.

•
Marathon Oil Company Excess Benefit Plan, or Excess Plan: A nonqualified plan. The defined benefit portion allows participants to accrue benefits above the defined benefit tax limits, and the defined contribution portion allows participants to accrue benefits above the defined contribution tax limits.

42 MARATHON OIL | 2019 PROXY STATEMENT

•
Marathon Oil Company Deferred Compensation Plan, or Deferred Compensation Plan: A nonqualified plan allowing participants to defer a portion of their compensation and accrue benefits above the Thrift Plan tax limits.

All plans have a three-year vesting requirement for company contributions. All NEOs have met the vesting requirement, except for Messrs. Whitehead and Hedgebeth.
See “Nonqualified Deferred Compensation” below for additional information on the Deferred Compensation Plan and the defined contribution portion of the Excess Plan.
RETIREMENT PLAN
In general, all regular full-time and part-time employees in the United States are eligible to participate in the Retirement Plan as of their date of hire.
Benefit accruals are determined under a cash-balance formula, under which plan participants receive pay credits each year equal to a percentage of eligible compensation based on their plan points. Plan points equal the sum of a participant’s age and cash-balance service. Participants with fewer than 50 points receive a 7% pay credit percentage; participants with 50 to 69 points receive a 9% pay credit percentage; and participants with 70 or more points receive an 11% pay credit percentage. Participants are also credited with interest at a rate based on the 30-year Treasury rate with a 3.00% minimum, which in 2018 was 3.00%.
For 2018, Mr. Little received a pay credit equal to 11% of eligible compensation. Messrs. Tillman, Whitehead, Wagner and Hedgebeth received pay credits equal to 9% of eligible compensation.
Participants who began employment prior to January 1, 2010 also have a portion of their benefit calculated under a legacy final average pay formula, which is referred to as the Legacy formula. Mr. Little is the only NEO with a Legacy benefit. Up to 37.5 years of participation may be recognized under the formula, and only service earned prior to January 1, 2010 is recognized. Eligible earnings under the Retirement Plan primarily include base salary and annual cash bonuses (including Thrift Plan deferrals but excluding amounts deferred under our nonqualified Deferred Compensation Plan). LTI compensation is not included. Final average pay was frozen as of July 6, 2015, but vesting service and age continue to be updated under the Legacy formula.
The monthly benefit under the Legacy formula is calculated as follows:

[	1.6%	x	Final Average Pay	x	Years of Participation	]	-	[	1.33%	x	Estimated Primary SS Benefit	x	Years of Participation	]
Normal retirement age under the Retirement Plan is age 65. However, retirement-eligible participants are able to retire and receive an unreduced benefit under the Legacy formula upon reaching age 62. Retirement Plan benefits include various annuity options and a lump sum distribution option. Participants are eligible for early retirement subsidies under the Legacy formula upon reaching age 50 and completing ten years of vesting service. Mr. Little is eligible for early retirement subsidies.
We have not granted years of service in addition to the service recognized under the terms of our qualified retirement plans (applicable to a broad-based group of employees) to any NEO for purposes of retirement benefit accruals.
EXCESS PLAN – DEFINED BENEFIT PORTION
The Excess Plan for certain highly compensated employees, including our NEOs, provides benefits that participants would have received under our tax-qualified Retirement Plan but for certain Internal Revenue Code limitations. Eligible compensation under the Excess Plan includes deferred compensation contributions made by NEOs. The Excess Plan also provides an enhancement for officers based on the three highest bonuses earned

MARATHON OIL | 2019 PROXY STATEMENT 43

during their last ten years of employment, instead of the consecutive bonus formula in place for non-officers. Distributions under the Excess Plan are paid in a lump sum following separation from service.
PENSION BENEFITS TABLE
The following table shows the actuarial present value of accumulated benefits payable to each NEO under the Retirement Plan and the defined benefit portion of the Excess Plan as of December 31, 2018. These values have been determined using actuarial assumptions consistent with those used in our financial statements.

Name	Plan Name	Number of Years of Credited Service (1) (#)	Present Value of Accumulated Benefit (2) ($)	Payments During Last Fiscal Year ($)
Lee M. Tillman	Retirement Plan	5.42	146,925	—
	Marathon Oil Company Excess Benefit Plan	5.42	1,079,886	—
T. Mitchell Little	Retirement Plan	32.00	1,264,842	—
	Marathon Oil Company Excess Benefit Plan	32.00	3,347,196	—
Dane E. Whitehead	Retirement Plan	1.83	45,874	—
	Marathon Oil Company Excess Benefit Plan	1.83	85,811	—
Patrick J. Wagner	Retirement Plan	4.75	118,573	—
	Marathon Oil Company Excess Benefit Plan	4.75	207,704	—
Reginald D. Hedgebeth	Retirement Plan	1.75	45,618	—
	Marathon Oil Company Excess Benefit Plan	1.75	73,666	—
(1)    Represents the number of years the NEO has participated in the plan. However, Plan Participation Service, used to calculate each participant’s benefit under the Legacy formula, was frozen as of December 31, 2009.
(2)    Assuming a discount rate of 4.26%, a lump sum interest rate of 1.76%, the RP2000 combined healthy mortality table weighted 75% male and 25% female, a lump sum election rate of 100% for the non‑qualified plan and 90% for the qualified plan, and retirement at age 62 or the age at measurement date, if older.

NONQUALIFIED DEFERRED COMPENSATION
We offer certain employees, including our NEOs, the opportunity to accrue benefits equal to the Company matching contributions they would have received under the Thrift Plan but for certain Internal Revenue Code limitations. Officers generally accrue these benefits in the Deferred Compensation Plan, while other employees accrue such benefits in the defined contribution portion of the Excess Plan. Both plans have a three year vesting requirement for Company contributions. All NEOs have met the vesting requirement, except for Messrs. Whitehead and Hedgebeth. Distributions from the Deferred Compensation Plan and the Excess Plan are paid as a lump sum following separation from service.
DEFERRED COMPENSATION PLAN
The Deferred Compensation Plan is an unfunded, nonqualified plan into which a participant may elect to defer up to 20% of his or her eligible compensation each year. One NEO, Mr. Wagner, elected to defer compensation for 2018. Participants are fully vested in their own deferrals under the plan. Additionally, participants can receive company contributions into the plan equal to the maximum potential matching contribution under the Thrift Plan after they have reached defined contribution accruals under the Thrift Plan in excess of tax limits.
The investment options available under the Deferred Compensation Plan generally mirror the core investment options available under the Thrift Plan.

44 MARATHON OIL | 2019 PROXY STATEMENT

EXCESS PLAN – DEFINED CONTRIBUTION PORTION
Prior to becoming eligible for participation in the Deferred Compensation Plan, NEOs may have received defined contribution accruals under the Excess Plan. These contributions were available after a participant’s Thrift Plan contributions were limited due to tax requirements and equaled the matching contribution that participants would have received under the Thrift Plan but for limits imposed by tax law. Defined contribution accruals in the Excess Plan are credited with interest equal to that paid in the “Marathon Oil Stable Value Fund” option of the Marathon Oil Company Thrift Plan. The annual rate of return on this option for 2018 was 2.49%.
NONQUALIFIED DEFERRED COMPENSATION TABLE
The following table shows each NEO’s accumulated benefits under our nonqualified savings and deferred compensation plans for 2018.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year(1) ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Lee M. Tillman	Deferred Compensation	—	165,641	(59,135)	—	927,919
	Excess Benefit Plan	—	—	—	—	—
T. Mitchell Little	Deferred Compensation	—	63,805	(27,702)	—	412,846
	Excess Benefit Plan	—	—	—	—	—
Dane E. Whitehead	Deferred Compensation	—	56,923	(3,714)	—	66,083
	Excess Benefit Plan	—	—	—	—	—
Patrick J. Wagner	Deferred Compensation	98,875 (2)	52,655	(25,397)	—	552,617
	Excess Benefit Plan	—	—	—	—	—
Reginald D. Hedgebeth	Deferred Compensation	—	52,697	(3,929)	—	56,208
	Excess Benefit Plan	—	—	—	—	—
(1)    The amounts shown in this column are also included in the “All Other Compensation” column of the Summary Compensation Table.
(2) Of the amount shown, $48,875 is due to Mr. Wagner’s election to defer a portion of his 2017 bonus, which was payable in 2018. The remaining amount reflects compensation from 2018 that he elected to defer.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
As a matter of policy, we do not enter into employment, severance, or change in control agreements with our NEOs. Rather, we provide a Marathon Oil Corporation Officer Change in Control Severance Benefits Plan, which is described in more detail below.
RETIREMENT OR SEPARATION
Upon retirement or separation, our NEOs are entitled to receive their vested benefits that have accrued under our broad-based and executive benefit programs. For more information see “Post-Employment Benefits” and “Nonqualified Deferred Compensation.”
If an NEO retires (meaning generally that the NEO separates from employment after attaining age 50 with at least ten years of vesting service), unvested restricted stock awards and stock options are forfeited upon retirement (except in the case of mandatory retirement at age 65). Unvested performance units are forfeited upon retirement

MARATHON OIL | 2019 PROXY STATEMENT 45

unless the NEO has worked more than half of the performance period, in which case awards may be vested on a prorated basis at the Committee’s discretion. Of the NEOs, only Mr. Little is currently retirement eligible.
DEATH OR DISABILITY
In the event of death or disability, our NEOs (or the beneficiary or estate, as defined by the plan terms) would be entitled to vested benefits accrued under our broad-based and executive benefits programs. LTI awards would immediately vest in full upon the death of an NEO, with performance units vesting at the target level. In the event of disability, LTI awards would continue to vest as if the NEO remained actively employed during the period of disability (meaning the NEO has been determined to be disabled under the Company’s long term disability plan or can provide proof of a Social Security determination of disability).
CHANGE IN CONTROL
To encourage our NEOs to continue their dedication to their assigned duties where a change in control of the Company is under consideration, our Marathon Oil Corporation Officer Change in Control Severance Benefits Plan (Change in Control Plan) provides severance benefits if employment is terminated under certain circumstances generally following a change in control.
Under the Change in Control Plan, a change in control generally will have occurred if:

•	any person not affiliated with Marathon Oil acquires 20% or more of the voting power of our outstanding securities;

•
our Board no longer has a majority comprised of (1) individuals who were directors on the effective date of the plan and (2) new directors (other than directors who join our Board in connection with an election contest) approved by two-thirds of the directors then in office who (a) were directors on the effective date of the plan or (b) were themselves previously approved by our Board in this manner;

•	we merge with another company and, as a result, our stockholders hold less than 50% of the surviving entity’s voting power immediately after the transaction;

•	our stockholders approve a plan of complete liquidation of Marathon Oil; or

•	we sell all or substantially all of our assets.
In addition, during 2017, our Change in Control Plan provided severance benefits to executives terminated following the occurrence of specified events (defined in the Plan as a potential change in control) that suggested that a change in control is likely to occur. However, effective January 1, 2018, the Committee modified the Change in Control Plan to remove the protections in the event of a potential change in control and to make certain other changes.
If an NEO is terminated without cause or resigns for good reason following a change in control (or prior to a change in control if the NEO reasonably demonstrates that such termination of employment was at the request of actions by a third party who has taken steps reasonably calculated to effect a change in control), he or she will be entitled to the following:

•
a cash payment of up to three times the sum of (1) the NEO’s base salary (as in effect immediately prior to the occurrence of the circumstances giving rise to the termination from employment or, if higher, immediately prior to the change in control), (2) the average bonus awarded to the NEO in the three years before the termination from employment or, if higher, before the change in control, and (3) the NEO’s annual bonus at target level multiplied by a fraction equal to the number of days in the bonus calculation year during which the NEO was employed divided by 365; and

46 MARATHON OIL | 2019 PROXY STATEMENT

•
a cash payment equal to eighteen times the monthly COBRA premium in effect at the NEO’s termination from employment for the level of coverage in which the NEO participated immediately prior to his or her termination from employment.

These benefits are not payable if the termination is for cause or due to mandatory retirement, death, disability or resignation (other than for good reason) by the NEO. Under the Change in Control Plan, “Cause” is generally defined as (1) the willful and continued failure by the NEO to substantially perform the NEO’s duties (except for such a failure resulting from a termination from employment for good reason or for such a failure resulting from the NEO’s incapacity due to physical or mental illness), after a demand for substantial performance is delivered to the NEO and the NEO fails to resume substantial performance of his or her duties within 14 days of receiving such demand; (2) the willful engaging by the NEO in conduct that is demonstrably and materially injurious to Marathon Oil, monetarily or otherwise; or (3) the NEO’s conviction of a felony or conviction of a misdemeanor that impairs the NEO’s ability substantially to perform his or her duties with Marathon Oil. “Good Reason” events under the Change in Control Plan generally include the following if occurring without the NEO’s express written consent and within two years after a change in control: (1) the assignment of the NEO’s duties materially inconsistent with his or her position immediately prior to the change in control or a substantial reduction or alteration in the nature of the NEO’s position, duties, status or responsibilities from those in effect immediately prior to the change in control; (2) a reduction in the NEO’s annualized rate of base salary as in effect immediately prior to the change in control; (3) requiring the NEO to be based at a location in excess of fifty miles from the location where the NEO was based immediately prior to the change in control; (4) certain failures with respect to compensation and benefits; (5) the failure by Marathon Oil to obtain an agreement from any successor to it to assume and agree to perform under the Change in Control Plan as provided in the Change in Control Plan; and (6) any termination from employment by Marathon Oil of the NEO’s employment that does not comply with the Notice of Termination requirements set forth in the Change in Control Plan.
The program includes no provisions to reimburse or “gross up” tax obligations following a change in control.
If, during 2017, a change in control had occurred or an NEO’s employment had been terminated without cause during a potential change in control, unvested stock options and restricted stock would have vested in full. Based on its analysis of market trends, the Committee modified the Change in Control Plan, and beginning with awards granted in 2018, accelerated vesting of restricted stock or stock options will occur generally only if an NEO is terminated without cause or resigns for good reason within the two years following a change in control.
If a change in control occurs prior to the end of a performance period, unvested performance units will vest at the applicable performance percentage based on Marathon Oil’s actual relative TSR ending on the last regular trading day immediately prior to the date of the change of control.
The Change in Control Plan will continue in effect for two years after a change in control.
We have a policy that our Board will seek stockholder approval or ratification of any severance agreement for a senior executive officer (other than our Change in Control Plan) that generally requires payment of cash severance benefits exceeding 2.99 times a senior executive officer’s salary plus the most recent annual cash bonus paid.
The following tables assume a termination date or change in control date of December 31, 2018, the last business day of 2018. The value of the equity awards (accelerated vesting of restricted stock awards, stock options and performance unit awards) was calculated using the December 31, 2018 closing market price for our common stock ($14.34) and based on a performance period ending December 31, 2018. The value of performance unit awards assumes that the 2017 and 2018 Performance Units would vest and both be paid out at 100% (based on the negative TSR provision in these awards that caps vesting at target).

MARATHON OIL | 2019 PROXY STATEMENT 47

Payments Upon a Change in Control without Termination of Employment

Name	Accelerated Vesting of LTI ($)
Lee M. Tillman	22,905,744
T. Mitchell Little	7,402,837
Dane E. Whitehead	3,886,069
Patrick J. Wagner	3,350,563
Reginald D. Hedgebeth	1,249,143
Payments Upon a Change in Control Followed by Termination of Employment with Good Reason or by the Company without Cause

Name	Accelerated Vesting of LTI(1) ($)	Severance Payment ($)	Welfare Benefits(2) ($)	Total Payments ($)
Lee M. Tillman	25,350,069	11,930,250	35,748	37,316,067
T. Mitchell Little	8,760,806	4,851,501	35,748	13,648,055
Dane E. Whitehead	4,537,894	4,730,820	35,748	9,304,462
Patrick J. Wagner	4,328,307	3,859,260	35,748	8,223,315
Reginald D. Hedgebeth	1,723,195	4,377,210	35,748	6,136,153
(1)    Reflects the accelerated vesting of LTI only in a double-trigger vesting change in control event. Restricted Stock and Stock Options grants made after 1/1/2018 only receive accelerated vesting in the event of a double-trigger change in control. Restricted Stock and Stock Option grants made prior to 1/1/2018 receive single-trigger accelerated vesting treatment in a change in control event.
(2)    Reflects an amount equal to the product of 18 months multiplied by the monthly COBRA premium in effect at the NEO’s date of separation from service for the level of coverage in which the NEO participated immediately prior to the date of separation from service.

48 MARATHON OIL | 2019 PROXY STATEMENT

CEO PAY RATIO
We are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Tillman, our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner that is consistent with applicable law, regulatory and other guidance.
PAY RATIO
For our last completed fiscal year, the annual total compensation for our median employee was $116,041. The annual total compensation of our CEO, as reported in the Summary Compensation Table, was $12,210,874. Thus, we estimate that our CEO’s compensation was 105 times the median of the annual total compensation for all of our employees.
METHODOLOGY USED TO IDENTIFY MEDIAN EMPLOYEE
To identify the annual total compensation for all of our employees for purposes of identifying our median employee, we selected October 1, 2018, as our measurement date to allow sufficient time to gather data from the three main payroll systems we use, which are located in the United States, the United Kingdom and Equatorial Guinea.
The majority of our employees are on our United States payroll, and the compensation used for employees on the United States payroll is compensation that would be reflected in Box 5 of Form W-2 for the period from January 1, 2018 to September 30, 2018.
The compensation used for employees on the United Kingdom payroll reflects all payments made, specifically including basic pay, overtime, offshore and overseas allowances, annual cash bonus and other bonus amounts, and LTI awards that vested, during the period from January 1, 2018 through September 30, 2018.
The compensation used for employees on the Equatorial Guinea payroll reflects pay from December 16, 2017 through September 15, 2018 and includes basic pay, absence pay, overtime amounts, offshore premiums and shift differential payments, as well as annual cash bonus amounts paid on March 15, 2018, and October bonus amounts paid on October 8, 2018. These October bonus amounts were included because they reflect work done prior to October 1, and their inclusion provides Equatorial Guinea payroll information that is more consistent with the measures used for the United States and United Kingdom payrolls.
These measures of compensation were selected based on our view that each measure provides a reasonable estimate of the comprehensive compensation payments to our employees on each of the relevant payrolls. Taken in the aggregate, we believe this data provides a reasonable estimate of the annual total compensation of all employees of Marathon Oil Corporation and its consolidated subsidiaries.
As of October 1, 2018, our total employee population consisted of 2,447 employees working at Marathon Oil Corporation and its consolidated subsidiaries, which includes all full-time, part-time and seasonal or temporary employees. Of this total, 1,673 were United States payroll employees, which includes our United States based expatriate employees, and 774 were non-United States employees. In 2018, our employee population included the addition of in-sourcing of previously outsourced functions. In identifying our median employee, we have excluded 2 employees in the Kurdistan Region of Iraq who are on local payrolls in that country. We also excluded 11 employees in Libya who were on the local payroll in that country until March 2, 2018, when we sold our Libya holdings. Our employees on the Kurdistan payroll and who were on Libyan payroll are less than 1% of our total employee population and were excluded under a de minimis exception as permitted under SEC rules.
Using this methodology, we determined that our median employee was a salaried, full-time employee working in the United States.

MARATHON OIL | 2019 PROXY STATEMENT 49

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, file reports of beneficial ownership on Form 3 and changes in beneficial ownership on Form 4 or Form 5 with the SEC. Based solely on our review of the reporting forms and written representations provided by the individuals required to file reports, we have concluded that each of our directors and executive officers complied with the applicable reporting requirements for transactions in Company securities during 2018.
TRANSACTIONS WITH RELATED PERSONS
We have written procedures for monitoring, reviewing, approving or ratifying related person transactions. We will enter into or ratify related person transactions only when our Board, acting through the Corporate Governance and Nominating Committee, determines that the related person transaction is in the best interests of the Company and its stockholders. The primary features of these procedures are:

•
Each director and executive officer must submit a list of his or her immediate family members, each listed individual’s employer and job title, each firm, corporation or other entity in which such individual is a director, executive officer, partner or principal or in a similar position or in which such person has a five percent or greater beneficial ownership interest, and any profit, non-profit charitable or trade organization for which such individual is actively involved in fundraising or otherwise serves as a director, trustee or in a similar capacity.

•
The Company maintains a list, to the extent the information is publicly available, of five percent beneficial owners, including (a) if the owner is an individual, the same information requested of directors and executive officers as noted above, and (b) if the owner is a firm, corporation or other entity, a list of principals or executive officers of the firm, corporation or entity.

•	The Corporate Governance and Nominating Committee considers the facts and circumstances of each related person transaction and determines whether to approve it.

•
Any pending or ongoing related person transaction is submitted to the Corporate Governance and Nominating Committee or Committee Chair, which will consider all of the relevant facts and circumstances. Based on the conclusions reached, the Corporate Governance and Nominating Committee or the Committee Chair evaluates all options, including ratification, amendment or termination of the related person transaction.

•
The Corporate Governance and Nominating Committee annually reviews any previously approved or ratified related person transaction with a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $120,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Committee determines whether it is in the best interests of the Company and its stockholders to continue, modify or terminate the transaction.

During 2018, there were no transactions in excess of $120,000 between the Company and a related person in which the related person had a direct or indirect material interest.

50 MARATHON OIL | 2019 PROXY STATEMENT

AUDIT AND FINANCE COMMITTEE REPORT
The Audit and Finance Committee’s purpose is to assist our Board in fulfilling its oversight responsibilities relating to, among other things:

•	the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls;

•	the engagement of the independent auditor and the evaluation of the independent auditor’s qualifications, independence and performance;

•	the performance of the internal audit function;

•	the Company’s compliance with legal and regulatory requirements; and

•	the Company’s risk management process.
The Audit and Finance Committee is comprised of three directors, each of whom has been determined by our Board to be independent and financially literate under the NYSE’s requirements. The Audit and Finance Committee’s responsibilities are set forth in its charter, available on our website at www.marathonoil.com under About—Board of Directors.
Management has primary responsibility for preparing our financial statements and establishing and maintaining our internal control over financial reporting. The Company’s independent auditor is responsible for auditing our financial statements and the effectiveness of our internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (PCAOB), and issuing its reports based on those audits. The Audit and Finance Committee oversees these processes.
In connection with the evaluation, appointment and retention of the independent registered public accountants, the Audit and Finance Committee annually reviews the qualifications, performance and independence of the independent auditor and lead engagement partner, and assures the regular rotation of the lead engagement partner as required. In doing so, the Audit and Finance Committee considers a number of factors including, but not limited to: quality of services provided; technical expertise and knowledge of the industry; effective communication; objectivity; and independence. Based on this evaluation, the Audit and Finance Committee has selected PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to audit the Company’s financial statements and the effectiveness of internal control over financial reporting for 2019. In conjunction with the mandated rotation of the lead audit partner, the Audit and Finance Committee and its chairperson are directly involved in the selection of PwC’s lead engagement partner. The current lead engagement partner was selected in 2016, effective for 2017.
We are seeking our stockholders’ ratification of the appointment of PwC to audit the Company’s financial statements and the effectiveness of internal control over financial reporting for 2019 at the Annual Meeting. The Audit and Finance Committee and our Board believe the appointment of PwC as our independent auditor for 2019 is in the Company’s best interests and in the best interests of our stockholders.
The Audit and Finance Committee reviews and pre-approves the fees and expenses of the independent auditor for audit, audit-related, tax and permissible non-audit services. See “Proposal 2: Ratification of Independent Auditor for 2019” for more information on our pre-approval policy.
In connection with the preparation of the Company’s audited financial statements for the year ended December 31, 2018 and the report on internal control over financial reporting for 2018:

•	The Audit and Finance Committee reviewed and discussed with management the Company’s audited financial statements and its report on internal control over financial reporting for 2018.

MARATHON OIL | 2019 PROXY STATEMENT 51

•
The Audit and Finance Committee met throughout the year with management and PwC, and met with PwC each quarter without the presence of management. The Committee discussed with PwC the matters required to be discussed by the auditing standards of the PCAOB.

•
The Audit and Finance Committee received the written disclosures and the letter from PwC required by the PCAOB for independent auditor communications with audit committees concerning independence, and has discussed with PwC that firm’s independence. The Committee has also considered whether PwC’s provision of non-audit services to the Company was compatible with maintaining such independence.

Based on this review and discussion, the Audit and Finance Committee recommended to our Board that the Company’s audited financial statements for the year ended December 31, 2018 and the report on internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for 2018 filed with the SEC.
AUDIT AND FINANCE COMMITTEE
Marcela E. Donadio, Chair
Gregory H. Boyce
M. Elise Hyland

52 MARATHON OIL | 2019 PROXY STATEMENT

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITOR FOR 2019
The Audit and Finance Committee has selected PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to audit the Company’s financial statements and the effectiveness of internal control over financial reporting for 2019. While the Audit and Finance Committee is responsible for appointing, compensating and overseeing the independent auditor’s work, we are requesting, as a matter of good corporate governance, that our stockholders ratify the appointment of PwC as our independent auditor for 2019. PwC served as the Company’s independent auditor during 2018. We believe the appointment of PwC as our independent auditor for 2019 is in the best interests of the Company and our stockholders.
We expect representatives of PwC to be present at the Annual Meeting with an opportunity to make a statement if they would like to do so and to be available to respond to appropriate questions from our stockholders.
YOUR BOARD RECOMMENDS A VOTE FOR PROPOSAL 2
RATIFYING THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2019.
If our stockholders do not ratify this appointment, the Audit and Finance Committee will reconsider whether to retain PwC and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit and Finance Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders.
Aggregate fees for professional services rendered for the Company by PwC for the years ended December 31, 2018 and 2017 were (in thousands):

	2018	2017
Audit Fees	$5,807	$6,087
Audit-Related Fees	386	230
Tax Fees	35	140
All Other Fees	5	5
Total	$6,233	$6,462
Audit Fees were for professional services rendered for the audit of the consolidated financial statements and audit of internal control over financial reporting of the Company, statutory and regulatory audits, issuance of comfort letters, consents, and assistance with and review of documents filed with the SEC.
Audit-Related Fees were for assurance and related services related to employee benefit plan audits, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.
Tax Fees were for services related to tax compliance, including the preparation of tax returns and claims for refund, and tax planning and tax advice, including assistance with and representation in tax audits and appeals, and requests for rulings or technical advice from tax authorities.
All Other Fees were for services rendered for accounting research, internal audit software licenses and other projects.
The Audit and Finance Committee reviews and approves the fees and expenses of the independent auditor for audit, audit-related, tax and permissible non-audit services. To assure continuing auditor independence, the Audit and Finance Committee annually reviews the independence of the independent auditors, in addition to assuring the regular rotation of the lead audit partner as required and considering whether there should be a rotation of the

MARATHON OIL | 2019 PROXY STATEMENT 53

independent audit firm itself. In conjunction with the mandated rotation of the lead audit partner, the Audit and Finance Committee and its chairperson are directly involved in the selection of PwC’s lead engagement partner.
The Audit and Finance Committee’s Policy for Pre-Approval of Audit, Audit-Related, Tax and Permissible Non-Audit Services is available at www.marathonoil.com under Investors—Corporate Governance—Policies and Statements. Among other things, this policy sets forth the procedure for the Audit and Finance Committee to pre-approve all audit, audit-related, tax and permissible non-audit services, other than as provided under the de minimus exception. Notwithstanding the de minimus exception, the Committee’s standard practice is to pre-approve all permissible non-audit services. The Audit and Finance Committee has delegated pre-approval authority of up to $500,000 to the Audit and Finance Committee Chair for unbudgeted items.
The Audit and Finance Committee pre-approved all the fees and services for 2018 and 2017, and did not utilize the de minimus exception in either year.

Proposal 2	For the reasons stated above, your Board of Directors recommends a vote FOR Proposal 2 ratifying of the selection of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2019.
☑

54 MARATHON OIL | 2019 PROXY STATEMENT

PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we seek your advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation.”
YOUR BOARD RECOMMENDS A VOTE FOR PROPOSAL 3
APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
Although this vote is non-binding, the Compensation Committee values your opinion and will consider the voting results when making future decisions about executive compensation.
Additionally, we believe that constructive dialogue with our stockholders provides meaningful feedback about specific executive compensation practices and programs, and we encourage our stockholders to communicate directly with both management and the Committee about executive compensation. Stockholders may contact the Committee Chair to provide input on executive compensation matters at any time by emailing compchair@marathonoil.com.
As described under “Compensation Discussion and Analysis,” the Compensation Committee, comprised entirely of independent directors, has established executive compensation programs that reward both company and individual performance. Our Compensation Committee consistently exercises great care and discipline in determining executive compensation. Executive compensation decisions are made in order to attract, retain and motivate talented executives to deliver business results and long-term value to our stockholders.
We currently seek the advisory vote of our stockholders to approve the compensation of our named executive officers on an annual basis and expect that the next such advisory vote will be held at our 2020 Annual Meeting.

Proposal 3	For the reasons stated above, your Board of Directors recommends a vote FOR Proposal 3 approving the compensation of our Named Executive Officers.
☑

MARATHON OIL | 2019 PROXY STATEMENT 55

PROPOSAL 4: APPROVAL OF 2019 INCENTIVE COMPENSATION PLAN
On March 29, 2019, our Board approved the Marathon Oil Corporation 2019 Incentive Compensation Plan (2019 Plan) and its submission to the stockholders for their approval.
If the new 2019 Plan is approved by our stockholders, all granting authority under the Marathon Oil Corporation 2016 Incentive Compensation Plan (2016 Plan) will be revoked and no new grants will be made from the 2016 Plan following the date of stockholder approval. However, outstanding awards under the 2016 Plan would continue to be settled from shares available under that plan.
YOUR BOARD RECOMMENDS A VOTE FOR PROPOSAL 4
APPROVING THE 2019 INCENTIVE COMPENSATION PLAN.
The following summary of the 2019 Plan is qualified by reference to the full text of the 2019 Plan, which is attached as Appendix A to this Proxy Statement and incorporated by reference into this proposal. The 2019 Plan is not tax-qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.
PURPOSES OF THE 2019 PLAN
The primary purposes of the 2019 Plan are to attract and retain employees and non-employee directors with valuable training, experience and ability and to promote the active interests of such persons in the development and financial success of the Company and its subsidiaries. In accordance with these goals, the 2019 Plan is designed to enable employees and non-employee directors to acquire or increase their ownership of our common stock and to compensate employees and non-employee directors for creation of stockholder value. The 2019 Plan enables us to provide variable long-term compensation to our employees and non-employee directors, and our Board believes this further aligns the interests of our employees and non-employee directors with those of our stockholders.
ALIGNMENT OF 2019 PLAN WITH STOCKHOLDERS’ INTERESTS
As highlighted below, the 2019 Plan includes a number of provisions that we believe are consistent with good compensation practices:

•	No Discounted Stock Options. Stock options may not be granted with an exercise price lower than the fair market value of the underlying shares on the date of grant.

•
No Repricings/Cash Buyouts without Stockholder Approval. The 2019 Plan provides that, without stockholder approval, no stock option or Stock Appreciation Right (SAR) may be repriced, replaced, regranted through cancellation or modified without stockholder approval if the effect would be to reduce the exercise price for the shares underlying such stock option or SAR. If a stock option or SAR is cancelled in exchange for a payment (whether of cash or property), then such payment shall not exceed the fair market value of the award, which in the case of a stock option or SAR shall be the excess, if any, of the fair market value of our common stock (determined as of the effective date of the cancellation) over the grant price of the award.

•	No “Evergreen” Provision. There is no “evergreen” feature pursuant to which the shares available for issuance under the 2019 Plan can be automatically replenished.

56 MARATHON OIL | 2019 PROXY STATEMENT

•
No Transferability. Awards generally may not be assigned or transferred, unless otherwise determined by the committee in the award agreement, except that, in no event, may an unvested award under the 2019 Plan be assignable or otherwise transferable.

•	No “Reload” Grants. The 2019 Plan does not provide for “reload” or other automatic grants to participants.

•	No Tax Gross-ups. The 2019 Plan does not provide for any tax gross-ups.

•
No Single Trigger Vesting Upon a Change in Control. The 2019 Plan provides that all outstanding equity awards will become exercisable and/or vest in the event of a change in control of Marathon Oil only if these awards are not assumed, continued, or substituted by the surviving corporation, or if the holder undergoes a qualifying termination of employment in connection with or following a change in control of Marathon Oil, unless otherwise specified in an award agreement.

•
No Liberal Share Recycling. Shares of our common stock used to pay the exercise price (whether through actual or constructive transfer) or tax withholding requirements related to any award granted under the 2019 Plan shall not be added back to the number of shares available for issuance under the 2019 Plan.

•
Minimum Vesting Period. Stock options, SARs, stock awards, restricted stock awards, restricted stock units and performance and other awards denominated or paid in common stock will have a minimum restriction period of one year from the date of grant, except that the committee may grant up to 5% of the shares authorized to be issued under the 2019 Plan as such awards that are not subject to any minimum restriction period.

•
Share Counting Provisions. Under the 2019 Plan, the number of shares available for issuance is reduced at the time of grant of an award based on the number of shares in respect of which the award is granted or denominated.

HISTORICAL BURN RATES AND OTHER KEY INFORMATION
Our burn rate represents the total number of shares of our common stock subject to equity awards (stock options, SARs, restricted stock and restricted stock units) granted in a given year divided by the weighted average number of outstanding shares for such year. Our burn rates for 2018, 2017 and 2016 were 0.67%, 0.59% and 0.90%, respectively. Our three-year average burn rate was 0.72%.
We expect our annual grant of equity awards to represent a total of approximately 4,656,152 shares in 2019. Absent circumstances not currently accounted for in our projections, our Board expects to grant awards under the 2019 Plan generally consistent with our 2019 share utilization rates. No awards will be made under the 2019 Plan ten years or more after its approval.
Please see the “Equity Compensation Plans Table” and the “Information on Equity Compensation Plans as of March 4, 2019” for additional information.
AWARD TYPES UNDER THE 2019 PLAN
The 2019 Plan authorizes the granting of awards, including shares of our common stock, in any combination of the following:

•	stock options, including incentive stock options and nonqualified stock options;

•	SARs;

•	stock awards, restricted stock awards and other awards denominated or paid in common stock;

•	restricted stock units (which may include dividend equivalents);

MARATHON OIL | 2019 PROXY STATEMENT 57

•	cash awards; and

•	performance awards.
ELIGIBILITY
All employees and non-employee directors of Marathon Oil and its subsidiaries are eligible to receive awards under the 2019 Plan. We expect that awards under the 2019 Plan will generally be granted to our officers, managers and technical and professional employees, as well as to non-employee directors. Given the technical demands of our industry, a broad group of our employees is eligible for, and likely to receive, awards under the 2019 Plan.
We anticipate that each non-employee director will receive an annual non-retainer grant of common stock units under the 2019 Plan. All other awards under the 2019 Plan will be granted at the discretion of the committee appointed by our Board to administer the Plan, or by the delegate of such committee pursuant to the terms of the 2019 Plan. Therefore, the total benefits that will be received by any particular person or group under the 2019 Plan are not determinable at this time.
As of December 31, 2018, approximately 1,469 individuals, which includes 1,463 employees and 6 non-employee directors, would be eligible to participate in the 2019 Plan. During 2018, a total of approximately 1,230 individuals received awards under the 2016 Plan.
AUTHORIZED SHARES AND LIMITS
Subject to stockholder approval, we have reserved a total of 27,900,000 shares of our common stock for issuance in connection with the 2019 Plan. The number of shares authorized to be issued under the 2019 Plan, as well as individual limits and exercise prices, is subject to adjustment for stock dividends, stock splits, recapitalizations, mergers, or similar corporate events. Up to 27,900,000 shares of our common stock for issuance in connection with the 2019 Plan may be issued pursuant to incentive stock options.
The following limitations apply to any awards made under the 2019 Plan:

•	During any calendar year, no employee may be granted stock options or SARs that are exercisable for or relate to more than 5,000,000 shares of common stock;

•	During any calendar year, no employee may be granted stock awards or restricted stock unit awards covering or relating to more than 4,000,000 shares of common stock; and

•	For any calendar year, no employee may be granted performance awards consisting of cash having a maximum value determined on the grant date in excess of $30,000,000.
ADMINISTRATION OF THE 2019 PLAN
Our Board will designate one or more committees of directors to determine the types of awards made under the 2019 Plan and to designate the employees and non-employee directors who will receive the awards. Consistent with past practice, we anticipate that the Compensation Committee will oversee administration of the 2019 Plan with respect to awards made to employees, and the Corporate Governance and Nominating Committee will oversee administration of the 2019 Plan with respect to awards made to non-employee directors. The applicable committee has full and exclusive power to administer and interpret the 2019 Plan and may adopt guidelines for administering the 2019 Plan as it deems necessary or proper.
The committees also may correct any defect, supply any omission or reconcile any inconsistency in the 2019 Plan or in any award. Any committee decision about the interpretation and administration of the 2019 Plan is within its sole and absolute discretion and is final, conclusive, and binding on all parties concerned.

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While it is anticipated that awards will generally vest over three years, the committees may, in their discretion, extend or accelerate the exercisability of, accelerate the vesting of, or eliminate or make less restrictive any restrictions contained in any award, waive any restriction or other provision of the 2019 Plan or in any award, or otherwise amend or modify any award in a manner that either is not adverse to the participant or is consented to by the participant if the committee determines that such a change is appropriate and in the best interests of the Company.
The committees and our Board may delegate to our CEO and other senior officers their authority under the 2019 Plan, as permitted by applicable law. Either may engage third-party administrators to carry out administrative functions under the 2019 Plan.
Awards that are stock options or SARs may not be repriced, replaced, or regranted through cancellation or modified without stockholder approval (except if in connection with a change in our capitalization) if the effect would be to reduce the underlying grant price.
EMPLOYEE AWARD TERMS
All awards to employees under the 2019 Plan are subject to the terms, conditions, and limitations as determined by the committee. Subject to the terms of the 2019 Plan, awards may, in the discretion of the committee, be made in combination with, in replacement of, or as alternatives to, grants under the 2019 Plan or other plans of our Company or subsidiaries, including plans of an acquired entity.
A stock option granted to an employee under the 2019 Plan may consist of either an incentive stock option that complies with the requirements of Section 422 of the Code or a nonqualified stock option that does not comply with those requirements. A stock appreciation right, or SAR, may be granted under the 2019 Plan with respect to all or a portion of the shares of common stock subject to a stock option or may be granted separately. All stock options and SARs must have an exercise price per share that is not less than the fair market value of the common stock on the grant date and, subject to certain adjustment provisions of the 2019 Plan that apply upon the occurrence of significant corporate events reflecting a change in our capitalization, the exercise price of an option or SAR may not be decreased. The term of a stock option or SAR cannot be more than ten years after the grant date.
Stock awards consist of restricted common stock and restricted stock unit awards. Rights to dividends or dividend equivalents, as applicable, may be extended to and made part of any stock award at the committee’s discretion. The committee may also determine when and if all, or any portion, of an award may be deferred and may also establish procedures for crediting of interest on deferred awards or dividend equivalents.
Stock options, SARs, stock awards, restricted stock awards, restricted stock units and performance and other awards denominated or paid in common stock will have a minimum restriction period of one year from the date of grant, except that the committee may grant such awards denominated in up to 1,395,000 shares of common stock that are not subject to any minimum restriction period.
Consistent with past practice, we anticipate that restricted stock and restricted stock unit awards will generally vest either incrementally on each of the first three anniversaries of the grant date or in full on the third anniversary of grant.
Cash awards, which consist of grants denominated in cash, may also be granted to employees under the 2019 Plan. The committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments.
Performance awards consist of grants made subject to the attainment of one or more performance goals, including, but not limited to, any of the following:

•
revenue and income measures, including revenue, gross margin, income from operations, net income, net sales, earnings per share, earnings before interest, taxes, depreciation and amortization, and economic value added;

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•	expense measures, including costs of goods sold, selling, finding and development costs, general and administrative expenses and overhead costs;

•	operating measures,including productivity, operating income, funds from operations, cash from operations, after-tax operating income, market share, margin and sales volumes;

•	cash flow measures, including net cash flow from operating activities and net cash flow before financing activities;

•	liquidity measures, including earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow;

•	leverage measures, including debt-to-equity ratio and net debt;

•	market measures, including market share, stock price, growth measure, total stockholder return and market capitalization measures;

•	return measures, including return on equity, return on assets and return on invested capital, and which may be risk-adjusted;

•	reserve additions, including reserve replacement ratios;

•	objectively determinable corporate value and sustainability measures, including compliance, safety, environmental and personnel matters; and

•	other measures such as those relating to acquisitions or dispositions, including proceeds from dispositions.
The list above is a non-exhaustive list of performance measures that may apply under the 2019 Plan. The committee may apply different performance conditions than those specified above to any awards granted under the 2019 Plan.
Under the terms of the 2019 Plan, awards do not automatically vest upon a change in control. However, if an employee is terminated in connection with or during the 24-month period following a change in control, his or her awards under the 2019 Plan shall vest. In addition, if outstanding awards are not assumed, continued or substituted in a change in control, then such outstanding awards shall also vest. The committee may also provide for vesting upon retirement, death, disability, and involuntary termination of employment (e.g., layoff).
NON-EMPLOYEE DIRECTOR AWARD TERMS
All awards to our non-employee directors under the 2019 Plan are subject to the terms, conditions, and limitations as determined by our Board or the committee. Subject to the terms of the 2019 Plan, awards may, in the discretion of the committee, be made in combination or in tandem with, in replacement of, or as alternatives to, grants under the 2019 Plan or other plans of our Company or its subsidiaries, including plans of an acquired entity.
A stock option granted to a non-employee director under the 2019 Plan may consist of a nonqualified stock option that does not comply with the requirements of Section 422 of the Code. Nonqualified stock options must have an exercise price per share that is not less than the fair market value of the common stock on the grant date and, subject to certain adjustment provisions of the 2019 Plan that apply upon the occurrence of significant corporate events reflecting a change in our capitalization, the exercise price of an option granted under the 2019 Plan may not be decreased. The term of a stock option cannot be more than ten years after the grant date.
A stock appreciation right, or SAR, may be granted under the 2019 Plan with respect to all or a portion of the shares of common stock subject to a stock option or may be granted separately. The exercise price of a SAR may not be less than the fair market value of the common stock on the grant date and its term cannot be more than ten years from the grant date.

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Stock awards consist of restricted common stock and restricted stock unit awards. Restricted stock unit awards consist of awards of units denominated in common stock. Rights to dividends may be extended to and made part of any stock award at the discretion of the committee.
Cash awards, which consist of grants denominated in cash, may also be granted to directors under the 2019 Plan. The committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments.
Performance awards consist of grants made subject to the attainment of one or more performance goals. The committee shall determine the terms, conditions, limitations and performance goals with respect to performance awards to our non-employee directors.
Stock options, SARs, stock awards, restricted stock awards, restricted stock units and performance and other awards denominated or paid in common stock will have a minimum restriction period of one year from the date of grant, except that the committee may grant such awards denominated in up to 1,395,000 shares of common stock that are not subject to any minimum restriction period.
AMENDMENT OF THE 2019 PLAN
The committee or our Board may amend or terminate the 2019 Plan in response to any legal requirements or for any other purpose permitted by law; provided, however, no amendment that would materially adversely affect the rights of a participant may be made without the participant’s consent, and no amendment may be effective prior to its approval by our stockholders if such approval is required by applicable law. We intend to make awards under the 2019 Plan that comply with, or are exempt from, the requirements of Section 409A of the Code.
FEDERAL INCOME TAX CONSEQUENCES
The following discussion of material U.S. federal income tax consequences to participants in the 2019 Plan who are U.S. citizens or residents is based on U.S. tax law in effect as of the date of this proxy statement. This discussion is limited, and does not cover state, local, or foreign tax treatment. Differences in participants’ situations may cause tax consequences to vary.
Participants will not realize taxable income upon the grant of a nonqualified stock option or SAR. Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of (a) the fair market value of the common stock over (b) the exercise price paid by the participant for the stock. Upon the exercise of a SAR, the participant will generally recognize ordinary income in an amount equal to the excess of (x) the fair market value of the common stock underlying the SAR over (y) the grant price of the SAR. In the case of our employees, we are required to withhold federal income tax on ordinary income. The participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a SAR, or pursuant to the exercise of a nonqualified stock option, that equals the fair market value of the shares on the date of exercise. Generally, we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant. Upon a subsequent sale of the shares received upon exercise of a nonqualified stock option, any difference between the net proceeds on the sale and the fair market value of the shares on the date of exercise will be taxed as capital gain or loss (long- or short-term, depending on the holding period).
Incentive stock options can only be granted to employees. An employee will not have taxable income upon the grant of an incentive stock option. To satisfy the employment requirement, a participant must exercise the incentive stock option not later than three months after he or she ceases to be an employee (one year if he or she is disabled). Upon the exercise of an incentive stock option, the employee will not have taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option over the exercise price will increase the alternative minimum taxable income of the employee, which may cause the employee to incur alternative minimum tax. The payment of any alternative minimum tax due to the

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exercise of an incentive stock option may be allowed as a credit against the employee’s regular tax liability in a later year.
Upon the disposition of stock received upon exercise of an incentive stock option that has been held for the requisite holding period (generally one year from the date of exercise and two years from the grant date), the employee will generally recognize capital gain or loss equal to the difference between the amount received in the disposition and the exercise price paid. However, if an employee disposes of stock that has not been held for the requisite holding period, the employee will recognize ordinary income in the year of such a “disqualifying disposition” to the extent that the fair market value of the stock at the time of exercise of the incentive stock option, or, if less, the amount realized in the case of an arm’s-length disqualifying disposition to an unrelated party, exceeds the exercise price paid by the employee for the stock. The employee will also recognize capital gain, or, depending on the holding period, additional ordinary income, to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the stock on the exercise date. If the exercise price paid for the stock exceeds the amount realized in the disqualifying disposition, in the case of an arm’s-length disposition to an unrelated party, the excess would ordinarily be a capital loss.
Stock options otherwise qualifying as incentive stock options will be treated as nonqualified stock options to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all of our plans and any of our subsidiaries’ plans) exceeds $100,000. This rule is applied by taking the stock options into account in the order granted.
We are generally not entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless the employee makes a disqualifying disposition of the stock. If an employee makes a disqualifying disposition, we will generally be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by the employee.
An employee will recognize ordinary income upon receipt of cash pursuant to a cash award or performance award or, if earlier, at the time the cash is otherwise made available for the employee to draw upon it.
A participant will not have taxable income upon the grant of a stock award in the form of units denominated in common stock, but rather will generally recognize ordinary income at the time the participant receives common stock or cash in satisfaction of a stock unit award in an amount equal to the fair market value of the common stock or cash received. In general, a participant will recognize ordinary income as a result of the receipt of common stock pursuant to a stock award or performance award in an amount equal to the fair market value of the common stock when the stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the participant will recognize ordinary income in an amount equal to the fair market value of the common stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the participant makes an election to be taxed on the fair market value of the common stock when the stock is received.
An employee will be subject to tax withholding for federal, and generally for state and local, taxes at the time the employee recognizes income with respect to common stock or cash received pursuant to a cash award, performance award, stock award or stock unit award. Dividends that are received by a participant prior to the time that the common stock is taxed to the participant are taxed as additional compensation, not as dividend income. A participant’s tax basis in the common stock received will equal the amount recognized by the participant as income, and the participant’s holding period in the shares will commence on the date income is recognized.
To the extent that a participant recognizes ordinary income in the circumstances described above, the participant’s employer will be entitled to a corresponding deduction provided, among other things, that such deduction meets the test of reasonableness, is an ordinary and necessary business expense, is not disallowed by the $1 million limitation on certain executive compensation and is not an “excess parachute payment” within the meaning of Section 280G of the Code.

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Section 162(m) of the Code provides that certain compensation received in any year by a “covered employee” in excess of $1 million is non-deductible by the Company for federal income tax purposes. The committee may award compensation that is or may become non-deductible, and expects to consider whether it believes the grants are in the best interest of the Company, balancing tax efficiency with long-term strategic objectives.
We intend to make awards under the 2019 Plan that are either not subject to Section 409A of the Code or that comply with the requirements of Section 409A of the Code. Failure to comply with Section 409A of the Code may subject participants to potentially significant tax liabilities, including current taxation at vesting and a 20% additional income tax.
NEW PLAN BENEFITS
All awards under the 2019 Plan will be granted at the discretion of the committee appointed by our Board to administer the Plan, or by the delegate of such committee pursuant to the terms of the 2019 Plan. Therefore, the total benefits that will be received by any particular person or group under the 2019 Plan are not determinable at this time. Therefore, the New Plan Benefits Table is not provided.
EQUITY COMPENSATION PLANS TABLE
The following table provides information as of December 31, 2018 with respect to shares of Marathon Oil common stock that may be issued under our existing equity compensation plans:

•
Marathon Oil Corporation 2016 Incentive Compensation Plan (the 2016 Plan) - As noted above, if the new 2019 Plan is approved by our stockholders, all granting authority under this 2016 Plan will be revoked and no new grants will be made from the 2016 Plan following the date of stockholder approval.

•	Marathon Oil Corporation 2012 Incentive Compensation Plan (the 2012 Plan) - No additional awards will be granted under this plan.

•	Marathon Oil Corporation 2007 Incentive Compensation Plan (the 2007 Plan) - No additional awards will be granted under this plan.

•	Marathon Oil Corporation 2003 Incentive Compensation Plan (the 2003 Plan) - No additional awards will be granted under this plan.

•	Deferred Compensation Plan for Non-Employee Directors - No additional awards will be granted under this plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights (c)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	7,650,574	(a)	$25.54	32,802,084	(d)
Equity compensation plans not approved by stockholders	6,979	(b)	N/A	—
Total	7,657,553		N/A	32,802,084
(a) Includes the following:

•	1,531,500 stock options outstanding under the 2016 Plan; 2,959,103 stock options outstanding under the 2012 Plan; 1,689,404 stock options outstanding under the 2007 Plan;

•
252,600 common stock units that have been credited to non-employee directors pursuant to the non-employee director deferred compensation program and the annual director stock award program established under the 2016 Plan, 2012 Plan, 2007 Plan and 2003 Plan. Common stock units credited

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under the 2016 Plan, 2012 Plan, 2007 Plan and 2003 Plan were 97,297, 59,251, 78,967 and 17,085, respectively;

•	1,217,967 restricted stock units granted to non-officers under the 2016 Plan and 2012 Plan and outstanding as of December 31, 2018;

•
In addition to the awards reported above, 1,191,709 and 6,095,270 shares of restricted stock were issued and outstanding as of December 31, 2018, but subject to forfeiture restrictions under the 2012 and 2016 Plans, respectively.

(b) Reflects awards of common stock units made to non-employee directors under the Deferred Compensation Plan for Non-Employee Directors prior to April 30, 2003. When a non-employee director leaves the Board, he or she will be issued actual shares of Marathon Oil common stock in place of the common stock units.
(c) The weighted-average exercise prices do not take the restricted stock units or common stock units into account as these awards have no exercise price.
(d) Reflects the shares available for issuance under the 2016 Plan. No more than 14,308,395 of these shares may be issued for awards other than stock options or stock appreciation rights. In addition, shares related to grants that are forfeited, terminated, canceled or expire unexercised shall again immediately become available for issuance.
The Deferred Compensation Plan for Non-Employee Directors is our only equity compensation plan that has not been approved by our stockholders. Our authority to make equity grants under this plan was terminated effective April 30, 2003. Under the Deferred Compensation Plan for Non-Employee Directors, all non-employee directors were required to defer half of their annual retainers in the form of common stock units. On the date the retainer would have otherwise been payable to the non-employee director, we credited an unfunded bookkeeping account for each non-employee director with a number of common stock units equal to half of his or her annual retainer divided by the fair market value of our common stock on that date. The ongoing value of each common stock unit equals the market price of a share of our common stock. When the non-employee director leaves the Board, he or she is issued actual shares of our common stock equal to the number of common stock units in his or her account at that time.
INFORMATION ON EQUITY COMPENSATION PLANS AS OF MARCH 4, 2019
The information included in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ending December 31, 2018 is updated by the following information regarding all existing equity compensation plans as of March 4, 2019:

•	Total number of stock options outstanding: 6,697,407;

•	Weighted-average exercise price of stock options outstanding under all existing equity compensation plans: $23.61;

•	Weighted-average remaining contractual term of stock options outstanding: 5.21;

•	Total number of full value awards outstanding: 9,481,411;

•	Total number of shares of common stock outstanding: 820,748,338; and

•
Total number of shares that were available for grant under the 2016 Plan: 21,353,212 shares (if the 2019 Plan is approved at the Annual Meeting, no additional awards will be granted under the 2016 Plan, and the only shares available for grant will be the 27,900,000 shares authorized under the 2019 Plan).

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EFFECTIVE DATE OF THE 2019 PLAN
Subject to stockholder approval, the 2019 Plan will be effective as of the date of the annual meeting on May 29, 2019, and no grants have been, or will be, made under the 2019 Plan prior to that date.

Proposal 4	For the reasons stated above, your Board of Directors recommends a vote FOR Proposal 4 approving the 2019 Incentive Compensation Plan.
☑
By order of our Board of Directors,
Reginald D. Hedgebeth
Senior Vice President, General Counsel and Secretary
April 12, 2019
Houston, Texas
Your vote is very important – please vote promptly.

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APPENDIX A: MARATHON OIL CORPORATION 2019 INCENTIVE COMPENSATION PLAN

Effective May 29, 2019, upon stockholder approval, Marathon Oil Corporation, a Delaware corporation (the “Corporation”), hereby establishes the Marathon Oil Corporation 2019 Incentive Compensation Plan (the “Plan”).
1.Purpose. This Plan was adopted by the Corporation to provide certain Employees and Non-Employee Directors with cash benefits and to enable them to acquire shares of Common Stock. The purpose of the Plan is to further the interests of the Corporation, its Subsidiaries and its stockholders by providing incentives in the form of Awards to Employees and Non-Employee Directors who can contribute to the profitability and success of the Corporation and its Subsidiaries. Such Awards will recognize and reward performance and individual contributions of Participants in the Plan and give such Participants an interest in the Corporation that enhances their proprietary and personal interest in the continued success and progress of the Corporation. The Plan will also enable the Corporation and its Subsidiaries to attract and retain such Employees and Non-Employee Directors.

2. 0Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Award” means an Employee Award or a Director Award.
“Award Agreement” means an Employee Award Agreement or a Director Award Agreement. The Committee may, in its discretion, require that the Participant execute or otherwise assent to such Award Agreement (including by electronic means), or may provide for procedures through which Award Agreements are made available but not executed. Unless otherwise provided in the Award Agreement, any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as stated in the Award Agreement.
“Board” means the board of directors of the Corporation.
“Cash Award” means an Award denominated in cash.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Change in Control” means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, whether or not the Corporation is then subject to such reporting requirement; provided, that, without limitation, such a change in control shall be deemed to have occurred if:
(i)    any person (as defined in Sections 13(d) and 14(d) of the Exchange Act) (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not including in the amount of the securities beneficially owned by such person any such securities acquired directly from the Corporation or its affiliates) representing twenty percent (20%) or more of the combined voting power of the Corporation’s then outstanding voting securities; provided, however, that for purposes of this Plan the term “Person” shall not include (A) the Corporation or any of its Subsidiaries, (B) a trustee or other fiduciary holding

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securities under an employee benefit plan of the Corporation or any of its Subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation; and provided, further, however, that for purposes of this paragraph (i), there shall be excluded any Person who becomes such a beneficial owner in connection with an Excluded Transaction (as defined in paragraph (iii) below);
(ii)    the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the date hereof, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest including but not limited to a consent solicitation, relating to the election of Directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on the date this Plan became effective or whose appointment, election or nomination for election was previously so approved; or
(iii)    there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary thereof with any other corporation, other than a merger or consolidation (an “Excluded Transaction”) which would result in the holders of the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the voting securities of the entity surviving the merger or consolidation (or the parent of such surviving entity) immediately after such merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation, or there is consummated the sale or other disposition of all or substantially all of the Corporation’s assets.
Notwithstanding any other provision to the contrary, in no event shall the transfer of ownership interests in the Corporation in and of itself constitute a Change in Control under this Plan.
“Committee” means (i) with respect to awards to Employees, the Compensation Committee of the Board, and any successor committee to the Compensation Committee of the Board and (ii) with respect to awards to Non-Employee Directors, the Corporate Governance & Nominating Committee of the Board and any successor to the Corporate Governance & Nominating Committee of the Board, or (iii) such other committee of the Board, including but not limited to the full Board, as may be designated by the Board to administer this Plan in whole or in part.
“Common Stock” means the common stock, par value $1.00 per share, of the Corporation.
“Corporation” has the meaning set forth in the Recitals.
“Director” means an individual serving as a member of the Board.
“Director Award” means any Option, SAR, Stock Award, Cash Award or Performance Award granted, whether singly, in combination, or in tandem, to a Participant who is a Non-Employee Director pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of this Plan.
“Director Award Agreement” means one or more documents (in written or electronic form) setting forth the terms, conditions and limitations applicable to a Director Award.

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“Disability” means, with respect to a Participant, that such Participant either (i) has been determined to be disabled under any long term disability plan that the Corporation or a Subsidiary sponsors or maintains or to which the Corporation or a Subsidiary contributes, or (ii) can provide proof of a Social Security determination of disability or a determination of disability by an analogous non-U.S. governmental agency, if applicable.
“Dividend Equivalents” means, with respect to Restricted Stock Units or shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.
“Employee” means an employee of the Corporation or any of the Corporation’s Subsidiaries or an individual who has agreed to become an employee of the Corporation or any of the Corporation’s Subsidiaries and actually becomes or is expected to become such an employee within the following six months.
“Employee Award” means any Option, SAR, Stock Award, Cash Award or Performance Award granted, whether singly, in combination, or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of this Plan.
“Employee Award Agreement” means one or more documents (in written or electronic form) setting forth the terms, conditions and limitations applicable to an Employee Award.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” of a share of Common Stock means, as of a particular date: (i) if shares of Common Stock are listed on a national securities exchange, the closing price per share of the Common Stock, as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed, or, if there shall have been no such reported prices for that date, the reported closing price on the last preceding date on which a closing price for shares of Common Stock was reported; or (ii) if shares of Common Stock are no longer so listed but are publicly traded, the mean between the closing bid and asked prices on such date (or the last preceding date for which bid and asked prices are reported by Pink OTC Markets Inc.); or (iii) if the shares of Common Stock cease to be readily tradable on an established securities market, Fair Market Value shall be determined by reasonable application of a reasonable valuation method selected by the Committee, which valuation method shall take into account the requirements of Section 409A.
“Grant Date” means the later of (i) the date on which an Award is granted to a Participant or (ii) the effective date of the Award, in the case of a Committee action or other granting action that specifies that an Award shall be granted as of a future effective date.
“Grant Price” means the price at which a Participant may exercise an Option, SAR or other right to receive cash or Common Stock, as applicable, under the terms of an Award.
“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

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“Non-Employee Director” means an individual serving as a member of the Board who is not an Employee.
“Non-Qualified Option” means an Option that is not intended to comply with the requirements set forth in Section 422 of the Code.
“Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price.
“Participant” means an Employee or a Non-Employee Director to whom an Award has been granted under this Plan.
“Performance Award” means an award made pursuant to this Plan to a Participant, which Award is subject to the attainment of one or more Performance Goals.
“Performance Goal” means a standard established by the Committee, to determine in whole or in part whether and to what extent a Performance Award shall be earned.
“Plan” has the meaning set forth in the Recitals.
“Prior Plan” means the Marathon Oil Corporation 2016 Incentive Compensation Plan.
“Restricted Stock” means any Common Stock that is restricted or subject to forfeiture provisions.
“Restricted Stock Unit” means a Stock Unit that is restricted or subject to forfeiture provisions.
“Restriction Period” means a period of time (i) beginning as of the Grant Date of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is issued (if not previously issued) and no longer restricted or subject to forfeiture provisions or (ii) beginning as of the Grant Date of an Award that is an Option or SAR and ending as of the date upon which the Option or SAR is exercisable.
“Retirement” means, except as otherwise may be set forth in an Award Agreement, termination of employment with the Corporation or its Subsidiaries after a Participant is (i) eligible for retirement under the Retirement Plan of Marathon Oil Company or (ii) has attained age 50 and completed ten consecutive years of employment with the Corporation and its Subsidiaries; provided, however, that for Participants who work outside of the U.S. and who are not on a U.S. payroll at the time of Retirement that Retirement may be determined in accordance with the established practice of the Subsidiary that employs the Participant.
“Section 409A” means Section 409A of the Code and any Treasury Regulations and guidance promulgated thereunder.
“Separation from Service,” unless otherwise defined by the Committee in an Award Agreement, shall have the same meaning as set forth under Section 409A with respect to the Corporation and each related company or business which is part of the same controlled group under Sections 414(b) or 414(c) of the Code; provided that in applying Section 1563(a)(1) - (a)(3) of the Code for purposes of determining a controlled group of corporations under Section 414(b) of the Code and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining whether trades or businesses are

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under common control under Section 414(c) of the Code, the phrase “at least 50 percent” is used instead of “at least 80 percent.”
“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified Grant Price, in each case, as determined by the Committee.
“Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock or Restricted Stock Units.
“Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value (as determined by the Committee).
“Subsidiary” means (i) in the case of a corporation, any corporation of which the Corporation directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Corporation directly or indirectly owns 50% or more of the voting, capital, or profits interests (whether in the form of partnership interests, membership interests or otherwise), and (iii) any other corporation, partnership or other entity that is a “subsidiary” of the Corporation within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.
3.Eligibility. All Employees and Non-Employee Directors are eligible for the grant of Awards under this Plan in the sole discretion of the Committee; provided, however, that no Employee or Non-Employee Director who owns directly or indirectly stock possessing more than five percent (5%) of the total combined voting power or value of all classes of stock of the Corporation or any Subsidiary is eligible for the grant of Awards under this Plan.

4.Common Stock Available for Awards. Subject to the provisions of Section 13 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including Options or SARs that may be exercised for or settled in Common Stock) an aggregate of 27,900,000 shares of Common Stock.

(a)    Notwithstanding anything to the contrary contained in this Plan but subject to adjustment pursuant to the provisions of Section 13 hereof, no Participant who is an Employee may be granted, during any one-year period, Awards collectively consisting of (i) Options or Stock Appreciation Rights that are exercisable for more than 5,000,000 shares of Common Stock, or (ii) Stock Awards covering or relating to, more than 4,000,000 shares of Common Stock (these limitations referred to as the “Stock Based Awards Limitations”). No Participant who is an Employee may be granted Awards consisting of cash (including Cash Awards that are granted as Performance Awards) in respect of any calendar year having a value determined on the Grant Date in excess of $30,000,000.
(b)    In connection with the granting of an Award, the number of shares of Common Stock available for issuance under this Plan shall be reduced by the number of shares of Common Stock in respect of which the Award is granted or denominated. For example, upon the grant of stock-settled SARs, the number of shares of Common Stock available for issuance under this Plan shall be reduced

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by the full number of SARs granted, and the number of shares of Common Stock available for issuance under this Plan shall not thereafter be increased upon the exercise of the SARs and settlement in shares of Common Stock, even if the actual number of shares of Common Stock delivered in settlement of the SARs is less than the full number of SARs exercised. However, Awards that by their terms do not permit settlement in shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under this Plan.
(c)    Any shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an Award under this Plan shall not be added back to the number of shares of Common Stock available for issuance under this Plan. Similarly, shares repurchased by the Corporation using the proceeds from exercise of Options or SARs shall not be added back to the number of shares of Common Stock available for issuance under this Plan.
(d)    Whenever any outstanding Option or other Award (or portion thereof) expires, is cancelled or forfeited or is otherwise terminated for any reason without having been exercised or payment having been made in the form of shares of Common Stock, the number of shares of Common Stock available for issuance under this Plan shall be increased by the number of shares of Common Stock allocable to the expired, forfeited, cancelled or otherwise terminated Option or other Award (or portion thereof). To the extent that any Award is forfeited, or any Option or SAR terminates, expires or lapses without being exercised, the shares of Common Stock subject to such Awards will not be counted as shares delivered under this Plan. Further, any shares of Common Stock related to awards granted under the Prior Plan before the effective date of this Plan that terminate by expiration, forfeiture, cancellation, lapse, or otherwise without the issuance of shares of Common Stock shall be available again for issuance under this Plan (“Returned Shares”). With respect to Returned Shares, the following provisions of this Section 4 shall be applied to determine the number of shares of Common Stock covered by such Awards under the Prior Plan that are once again available for issuance under this Plan:

(i)
Any Returned Shares that were granted as an Option or SAR under the Prior Plan shall be available again for issuance under this Plan with consideration of a ratio of one (1) share of Common Stock for every one (1) share issued that was used to count against the shares available for issuance under Section 4 of the Prior Plan; and

(ii)
Any Returned Shares that were granted as a Stock Award (excluding as an Option or SAR) under the Prior Plan shall be available again for issuance under this Plan with consideration of a ratio of 2.41 shares of Common Stock for every one (1) share issued that was used to count against the shares available for issuance under Section 4 of the Prior Plan.

(e)    Shares of Common Stock delivered under the Plan in settlement of an Award issued or made (i) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an acquired entity or (ii) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that an exemption from the stockholder approval requirements for equity compensation plans applies under the rules or listing standards of the principal national securities exchange on which the Common Stock is listed.

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(f)    Subject to Section 4(b), Awards valued by reference to Common Stock that may be settled in equivalent cash value will count as shares of Common Stock delivered to the same extent as if the Award were settled in shares of Common Stock.
Consistent with the requirements specified above in this Section 4, the Committee may, from time, to time adopt and observe such procedures concerning the counting of shares against this Plan maximum as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national securities exchange on which the Common Stock is listed or any applicable regulatory requirement. The Committee and the appropriate officers of the Corporation shall be authorized to, from time to time, take all such actions as any of them may determine are necessary or appropriate to file any documents with governmental authorities, stock exchanges and transaction reporting systems as may be required to ensure that shares of Common Stock are available for issuance pursuant to Awards.
5.Administration.

(a)    Authority of the Committee. This Plan shall be administered by the Committee, which shall have the powers vested in it by the terms of this Plan. Subject to the provisions of this Plan, the Committee shall have full and exclusive power and authority to interpret and administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof; such powers to include the authority (within the limitations described in this Plan):

•	to select the Participants to be granted Awards under this Plan;

•	to determine the terms of Awards to be made to each Participant;

•	to determine the time when Awards are to be granted and any conditions that must be satisfied before an Award is granted;

•	to establish objectives and conditions for earning Awards;

•	to determine the terms and conditions of Award Agreements (which shall not be inconsistent with this Plan) and which parties must sign each Award Agreement;

•	to determine whether the conditions for earning an Award have been met and whether a Performance Award will be paid at the end of an applicable performance period;

•	except as otherwise provided in Sections 7 and 11, to modify the terms of Awards made under this Plan;

•	to determine if, when and under what conditions payment of all or any part of an Award may be deferred;

•	to determine whether the amount or payment of an Award should be reduced or eliminated;

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•
to extend the term of any Award, accelerate the date on which any Award becomes vested, exercisable or transferable, as the case may be, or waive any conditions to the vesting, exercisability or transferability, as the case may be, of any Awards; and

•	to determine the guidelines and/or procedures for the payment or exercise of Awards.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the objectives of this Plan. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole discretion and shall be final, conclusive and binding on all parties concerned. All decisions and selections made by the Committee pursuant to the provisions of the Plan shall be made by a majority of its members unless subject to the Committee’s delegation of authority pursuant to Section 6.
(b)    Limitation of Liability. No member of the Committee or officer of the Corporation to whom the Committee has delegated authority in accordance with the provisions of Section 6 of this Plan shall be liable for any act or omission to be done by him or her, by any member of the Committee or by any officer of the Corporation in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.
(c)    Prohibition on Repricing of Awards. No Option or SAR may be repriced, replaced, regranted through cancellation or modified without stockholder approval (except as contemplated in Section 13 hereof), if the effect would be to reduce the exercise price for the shares underlying such Option or SAR. If an Option or SAR is cancelled in exchange for a payment (whether of cash or property), then such payment shall not exceed the fair market value of such Award, which in the case of an Option or SAR shall be the excess, if any, of the Fair Market Value of Common Stock (determined as of the effective date of the cancellation) over the Grant Price of such Award.
6.Delegation of Authority. Except with respect to matters related to Awards to Employees who are “officers” of the Corporation within the meaning of Rule 16a-1 under the Exchange Act, the Committee may delegate to the Chief Executive Officer and to other senior officers of the Corporation or to such other committee of the Board its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, subject to such restrictions and limitations as the Committee may specify and to the requirements of Section 157 of the Delaware General Corporation Law. Notwithstanding anything to the contrary, the Committee hereby delegates responsibility and authority for orderly administration of the Plan, including but not limited to, engaging third party administrators or other service providers as necessary or appropriate, maintenance of Award Agreements and other relevant files or records related to Awards or taxation of Awards, and all such actions as may be required under Section 10 to satisfy tax withholding or other legal or regulatory requirements, to the to the Chief Executive Officer and to other senior officers of the Corporation.

7.Awards. The Committee shall determine the type or types of Awards to be made under this Plan and shall designate the Participants who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion. Awards may consist of those listed in this Section 7. Subject to Section 5(c) hereof, Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Corporation or any of its Subsidiaries, including the plan of any acquired entity. No Option may include

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provisions that “reload” the option upon exercise or that extend the term of an Option beyond what is the maximum period is specified in the Plan or Award Agreement. All or part of an Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Corporation and its Subsidiaries or achievement of specific Performance Goals. Upon the termination of employment or service as a Non-Employee Director by a Participant, any unexercised, deferred, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement. For the avoidance of doubt, unless otherwise determined by the Committee, a Participant shall be deemed to have a termination of employment for purposes of the Plan if the Subsidiary that employs such Employee ceases to be a Subsidiary of the Corporation. Subject to the provisions below applicable to each type of Award, the terms, conditions and limitations applicable to any Awards shall be determined by the Committee.

(a)    Option. An Award may be in the form of an Option. An Option awarded pursuant to this Plan may be an Incentive Stock Option or a Non-Qualified Option and will be designated accordingly at the time of grant. Up to 27,900,000 shares of Common Stock may be issued pursuant to Incentive Stock Options. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. The term of an Option shall not exceed ten years from the date of grant.
(b)    Stock Appreciation Right. An Award may be in the form of a Stock Appreciation Right. The Grant Price for a Stock Appreciation Right shall not be less than the Fair Market Value of the Common Stock on the Grant Date. The term of a Stock Appreciation Right shall not exceed ten years from the date of grant.
(c)    Stock Award. An Award may be in the form of a Stock Award.
(d)    Cash Awards. An Award may be in the form of a Cash Award.
(e)    Performance Award. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The Committee shall set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant or the portion of an Award that may be exercised.
(i)    Performance Awards Generally. Performance Awards granted to Employees under the Plan shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.
(ii)    Performance Criteria. Performance Goals applicable to Performance Awards granted under the Plan may be based on one or more business criteria that apply to a Participant, one or more business units, divisions or sectors of the Corporation, or the Corporation as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following, or such other criteria as the Committee may determine from time to time, and need not be the same for each Participant:

•
revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales, earnings per share, earnings before interest, taxes, depreciation and amortization (“EBIDTA”), and economic value added (“EVA”);

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•	expense measures (which include costs of goods sold, selling, finding and development costs, general and administrative expenses and overhead costs);

•	operating measures (which include productivity, operating income, funds from operations, cash from operations, after-tax operating income, market share, margin and sales volumes);

•	cash flow measures (which include net cash flow from operating activities and net cash flow before financing activities);

•	liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

•	leverage measures (which include debt-to-equity ratio and net debt);

•	market measures (which include market share, stock price, growth measure, total stockholder return and market capitalization measures);

•	return measures (which include return on equity, return on assets and return on invested capital, and which may be risk-adjusted);

•	reserve additions (which include reserve replacement ratios);

•	corporate value and sustainability measures which may be objectively determined (which include compliance, safety, environmental and personnel matters); and

•	other measures such as those relating to acquisitions or dispositions (which include proceeds from dispositions).

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo, performance relative to a peer group determined by the Committee or limiting economic losses (measured, in each case, by reference to specific business criteria).
(f)    Minimum Restriction Periods. Any Option, Stock Appreciation Right, and Stock Award (including Stock Awards that are and are not Performance Awards) shall have a minimum Restriction Period of one year from the Grant Date, (i) except that the Committee may grant such Awards denominated in up to 1,395,000 shares of Common Stock that are not subject to any minimum Restriction Periods and (ii) provided that the Committee may provide for earlier vesting as permitted under Section 13 hereof.
8.Award Payment; Dividends; Substitution; Fractional Shares.

(a)    General. Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Award is made in the form of Restricted Stock, the applicable Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that

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shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto.
(b)    Dividends and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Award, subject to such terms, conditions and restrictions as the Committee may establish. No rights to dividends or Dividend Equivalents shall be extended to Options or SARs, and no dividends or Dividend Equivalents shall be payable with respect to Performance Awards prior to attainment of the Performance Goal or Performance Goals applicable to such Performance Awards; however, and Award may provide for dividends or Dividend Equivalents to accrue or be reinvested in additional Performance Awards and to be paid or settled at the time the underlying Performance Award is paid or settled. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and on dividends and Dividend Equivalents for Stock Awards.
(c)    Fractional Shares. No fractional shares shall be issued or delivered pursuant to any Award under this Plan. The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional shares, or whether fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
9.Option Exercise. The Grant Price shall be paid in full at the time of exercise in cash or, if elected by the Participant, the Participant may purchase such shares of Common Stock by means of tendering Common Stock valued at Fair Market Value on the date of exercise of an Option, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event the Committee allows shares of Restricted Stock to be tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may also provide that the option may be exercised by a “net-share settlement” method for exercising outstanding nonqualified stock options, whereby the exercise price thereof and/or any minimum required tax withholding thereon are satisfied by withholding from the delivery of the shares of Common Stock as to which such Option is exercised a number of shares of Common Stock having a Fair Market Value equal to the applicable Grant Price and/or the amount of any minimum required tax withholding, canceling such withheld number, and delivering the remainder. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section 9. The grant to a Participant of an Award shall impose no obligation upon such Participant to exercise such Award.

10.Taxes and Regulatory Compliance. The Corporation shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for withholding of such taxes or compliance with applicable laws or regulations. The Committee shall have the right to sell or to permit the sale of shares of Common Stock to pay such tax withholding or satisfy other applicable

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laws or regulations. The Committee may also permit withholding to be satisfied by the transfer to the Corporation of shares of Common Stock previously owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

11.Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Corporation to the extent stockholder approval is otherwise required by applicable legal requirements or the requirements of any exchange on which the Common Stock is listed. Notwithstanding anything herein to the contrary but subject to the adjustment provisions of Section 13, no amendment may cause an Option or SAR to be repriced, replaced, regranted through cancellation or modified without stockholder approval, if the effect of such amendment would be to reduce the Grant Price of such Option or SAR.

12.Assignability. Unless otherwise determined by the Committee in the Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable; notwithstanding the foregoing, however, in no event may an unvested Award or any other unvested benefit under this Plan be assignable or otherwise transferable for value or consideration or for no value or no consideration. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 12 shall be null and void.

13.Adjustments.

(a)    The existence of this Plan and Awards granted pursuant to this Plan shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the shares of Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether or not of a similar character to the acts or proceedings enumerated above.
(b)    Except as provided in this Section 13, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe for such shares or securities, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards granted hereunder.
(c)    In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number and kind of shares of Common Stock or other securities reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Section 4, (ii) the number and kind of shares of Common Stock or other securities covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate

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Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board as the Board deems appropriate, in its sole discretion, to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Corporation, any consolidation or merger of the Corporation with another corporation or entity, the adoption by the Corporation of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make such adjustments as it determines, in its sole discretion, appropriate to (x) the number and kind of shares of Common Stock or other securities reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Section 7 and (y)(i) the number and kind of shares of Common Stock or other securities covered by Awards, (ii) the Grant Price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the Stock Based Awards Limitations to reflect such transaction. In the event of a corporate merger, consolidation, acquisition or sale of assets or stock, separation, reorganization, dissolution or liquidation or other similar transaction, the Board shall be authorized (w) to assume under the Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards; (x) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 15 days prior to such cancellation; (y) to provide for the exchange of an Award (whether or not then vested or exercisable) for an Award with respect to (i) some or all of the property which a holder of the number of shares of Common Stock subject to such Award would have received in such transaction or (ii) securities of the acquirer or surviving entity and, incident thereto, make an equitable adjustment as determined by the Board in the exercise price of the Award or the number of shares or amount of perperty subject to the Award or provide for a payment (in cash or other property) to the Participant to whom such Award was granted in partial consideratrion for the exchange of such Award, or (z) to cancel, effective immediately prior to the occurrence of such event, any Awards (whether or not then exercisable) and, in full consideration of such cancellation, to deliver to the Participants to whom such Awards were granted cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the effective date of such event, which in the case of Options or SARs shall be the excess, if any, of the Fair Market Value of Common Stock on such date over the Grant Price of such Award. Any adjustment under this Section 13(c) need not be the same for all Participants. Notwithstanding anything to the contrary set forth herein, unless otherwise determined by the Committee, an Employee shall be deemed to have terminated employment with the Corporation and its Subsidiaries in respect of such Employee’s outstanding Awards under the Plan if the Subsidiary that employs such Employee ceases to be a Subsidiary of the Corporation.
(d)    The Board or the Committee shall have the authority to adjust Performance Goals applicable to Performance Awards under this Plan (either up or down) and the level of the Performance Award that a Participant may earn. In addition, the Committee shall have the right to adjust the vesting schedule of an award or otherwise to provide that an award shall vest upon a Non-Employee Director’s ceasing to serve on the Board or upon an Employee’s termination of employment, including, but not by way of limitation, by reason of retirement, death, Disability, layoff, or other involuntary termination of employment (such as where an Award may be used to offset severance amounts otherwise payable or to provide additional severance, as the Board or Committee determines is appropriate).
(e)    Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section 13 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made

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in a manner that is not intended to result in accelerated or additional tax to a Participant pursuant to Section 409A; (ii) any adjustments made pursuant to this Section 13 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner intended to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A or (B) do not result in accelerated or additional tax to a Participant pursuant to Section 409A; and (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to this Section 13 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at its Grant Date to be subject thereto as of the Grant Date.
14.Change in Control. Notwithstanding any other provisions of the Plan, and unless otherwise expressly provided in the applicable Award Agreement or in any deferral election agreement, (a) in the event of a Participant’s involuntary termination of employment (if the Participant is an Employee) or service as a director (if the Participant is a Non-Employee Director) that occurs either prior to and in connection with or within 24 months following the effective date of a Change in Control, or (b) in the event of a Change in Control in which outstanding Awards are not assumed, continued or substituted by the surviving corporation, then immediately prior to such termination or Change in Control, (i) each Award granted under this Plan to the Participant shall become vested and fully exercisable and any restrictions or forfeiture conditions applicable to the Award shall lapse and (ii) solely in the case of an involuntary termination as set forth in Section 14(a), if the Award is an Option or SAR, the Award shall remain exercisable until the expiration of the maximum term of the Award; provided, however, that in each case, with respect to any Stock Unit or Restricted Stock Unit or other Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A, the timing of settlement of such Award shall be in accordance with Section 17 hereof. In the event a Performance Award becomes vested and fully exercisable in connection with the foregoing provisions of this Section 14, unless otherwise expressly provided in the applicable Award Agreement or in any deferral election agreement, such Performance Award shall vest based on target performance.

15.Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Corporation shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. The Participant shall not exercise or settle any Award granted hereunder, and the Corporation or any Subsidiary shall not be obligated to issue any shares of Common Stock or make any payments under any such Award if the exercise of an Award or if the issuance of such shares of Common Stock or if the payment made will constitute a violation by the recipient or the Corporation or any Subsidiary of any provision of any applicable law or regulation of any governmental authority or any securities exchange on which the Common Stock is listed. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

16.Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights to cash or Common Stock under this Plan, any such accounts shall be used merely as a bookkeeping convenience.

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The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights to cash or Common Stock, nor shall this Plan be construed as providing for such segregation, nor shall the Corporation, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights to cash or Common Stock to be granted under this Plan. Any liability or obligation of the Corporation to any Participant with respect to an Award of cash, Common Stock or rights to cash or Common Stock under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

17.Section 409A. It is the intention of the Corporation that Awards granted under the Plan either (i) shall not be “nonqualified deferred compensation” subject to Section 409A or (ii) shall meet the requirements of Section 409A such that no Participant shall be subject to accelerated or additional tax pursuant to Section 409A in respect thereof, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. Notwithstanding any other provision of the Plan to the contrary, if at the time of a Participant’s Separation from Service, the Participant is a “specified employee,” within the meaning of Section 409A (as determined by the Corporation in accordance with its uniform policy with respect to all arrangements subject to Section 409A), then any payments (whether in cash, shares of Common Stock, or other property) with respect to any Award that constitutes “nonqualified deferred compensation” subject to Section 409A that would otherwise be made upon a Participant’s termination or employment or Separation from Service shall be made no earlier than (A) the first business day that is more than six months following the Participant’s Separation from Service and (B) the Participant’s death. Further, any payments (whether in cash, shares of Common Stock, or other property) with respect to any Award that constitutes “nonqualified deferred compensation” subject to Section 409A that would otherwise be made upon a Change in Control (as defined herein) shall be delayed if such Change in Control fails to constitute a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code and shall be made upon the earliest of (A) the original payment or settlement date specified in the applicable Award Agreement, (B) the Participant’s Separation from Service and (C) the Participant’s death.

18.Governing Law. This Plan and all determinations made and actions taken pursuant to this Plan, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

19.No Right to Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Corporation or a Subsidiary to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Corporation or any Subsidiary.

20.Successors. All obligations of the Corporation under this Plan with respect to Awards granted under this Plan shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Corporation.

A-15 MARATHON OIL | 2019 PROXY STATEMENT

21.Tax Consequences. Nothing in this Plan or an Award Agreement shall constitute a representation by the Corporation to a Participant regarding the tax consequences of any Award received by a Participant under this Plan. Although the Corporation may endeavor to (i) qualify a Performance Award for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment (e.g., under Section 409A), the Corporation makes no representation to that effect and expressly disavows any covenant to maintain favorable or unavoidable tax treatment. The Corporation shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.

22.Non-United States Participants. The Committee may grant awards to persons outside the United States under such terms and conditions as may, in the judgment of the Committee, be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans, modified vesting, exercise or settlement procedures and other terms and procedures. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Securities Exchange Act of 1934, the Code, any securities law, any governing statute, or any other applicable law.

23.Effectiveness and Term. The Plan will be submitted to the stockholders of the Corporation for approval at the 2019 annual meeting of the stockholders and shall be effective as of the date of such meeting; provided, however that the effectiveness of the Plan is subject to stockholder approval. No Award shall be made under the Plan ten years or more after such approval.

24.Severability; Entire Agreement. If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality, or unenforceability, and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreement or other agreements or documents designated by the Committee as setting forth the terms of an Award contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral, with respect to the subject matter thereof.

25.Descriptive Headings. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

A-16 MARATHON OIL | 2019 PROXY STATEMENT

Marathon Oil Corporation 5555 San Felipe Street Houston, TX 77056

C/O SHAREHOLDER SERVICES P.O. BOX 2069 HOUSTON, TX 77252-2069

VOTE BY INTERNET -  www.proxyvote.com or scan the QR Barcode above.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 28, 2019, for shares held by registered holders directly and 11:59 p.m. EDT on May 23, 2019, for shares held in the Marathon Oil Company Thrift Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Marathon Oil Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on May 28, 2019, for shares held by registered holders directly and 11:59 p.m. EDT on May 23, 2019, for shares held in the Marathon Oil Company Thrift Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Marathon Oil Corporation, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

The Internet and telephone voting facilities will close at 11:59 p.m. EDT on May 28, 2019, for shares held by registered holders directly and at 11:59 p.m. EDT on May 23, 2019, for shares held in the Marathon Oil Company Thrift Plan.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E72424-P18800-Z74359	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MARATHON OIL CORPORATION
Your Board of Directors recommends you vote “FOR” Items 1a. through 1h.
1	Election of directors for a one-year term expiring in 2020

	Nominees:	For	Against	Abstain
	1a. Gregory H. Boyce	☐	☐	☐	Your Board of Directors recommends you vote “FOR” Item 2	For	Against	Abstain
	1b. Chadwick C. Deaton	☐	☐	☐	2. Ratify the selection of PricewaterhouseCoopers LLP as our independent auditor for 2019.	☐	☐	☐
	1c. Marcela E. Donadio	☐	☐	☐	Your Board of Directors recommends you vote “FOR” Item 3
	1d. Jason B. Few	☐	☐	☐	3. Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
	1e. Douglas L. Foshee	☐	☐	☐	Your Board of Directors recommends you vote “FOR” Item 4
	1f. M. Elise Hyland	☐	☐	☐	4. Approval of our 2019 Incentive Compensation Plan.	☐	☐	☐
	1g. Lee M. Tillman	☐	☐	☐
	1h. J. Kent Wells	☐	☐	☐
		Yes	No
Please indicate if you plan to attend this meeting.		☐	☐

	Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

2019 ANNUAL MEETING OF STOCKHOLDERS

ATTENDANCE CARD

You are cordially invited to attend the Annual Meeting of Stockholders on Wednesday, May 29, 2019.
The Meeting will be held in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Street, Houston, Texas 77056 at 10:00 a.m. Central Time.
(Please detach this card from your proxy card and bring it with you as identification. A map to the meeting site is inscribed on this card for your convenience. The use of an attendance card is for our mutual convenience; however, your right to attend without an attendance card, upon proper identification, is not affected.)
Reginald D. Hedgebeth
Secretary

(FOR THE PERSONAL USE OF THE NAMED STOCKHOLDER(S) ON THE BACK - NOT TRANSFERABLE.)

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The 2019 Notice of Annual Meeting of Stockholders and Proxy Statement, the Letter to Stockholders and the 2018 Annual Report on Form 10-K are available at www.proxyvote.com.

ê(Proxy must be signed and dated on the reverse side. Please fold and detach card at perforation before mailing.)ê
E36788-P02811-Z71807

Proxy and Voting Instruction Form

This Proxy and Voting Instruction is solicited on behalf of the Board of Directors for the Annual
Meeting of Stockholders on May 29, 2019

For shares held by registered holders
The undersigned hereby appoints Lee M. Tillman and Dane E. Whitehead, or any of them, proxies to vote as herein directed on behalf of the undersigned at the Annual Meeting of Stockholders of Marathon Oil Corporation on Wednesday, May 29, 2019, and at any meeting resulting from any adjournment(s) or postponement(s) thereof and upon all other matters properly coming before the Meeting, including the proposals set forth in the 2019 Notice of Annual Meeting and Proxy Statement for such Meeting with respect to which the proxies are instructed to vote as directed on the reverse side. You are encouraged to specify your choice by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote the shares unless you sign and return the proxy card.

For shares held in Marathon Oil Company Thrift Plan
These confidential voting instructions will only be shared with Fidelity Management Trust Company, as Trustee for the Marathon Oil Company Thrift Plan (the "Marathon Oil Plan"). The undersigned, as a participant in the Marathon Oil Plan, hereby directs the Trustee to vote the number of shares of Marathon Oil Corporation common stock credited to the undersigned's account under the Marathon Oil Plan at the Annual Meeting of Stockholders, and at any meeting resulting from any adjournment(s) or postponement(s) thereof, upon all subjects that may properly come before the meeting, including the matters described in the 2019 Notice of Annual Meeting and Proxy Statement. In the Trustee's discretion, it may vote upon such other matters as may properly come before the Meeting. Your vote is confidential. The shares credited to the account will be voted as directed on the reverse side. If no direction is made, if the card is not signed, or if the card is not received by May 23, 2019, the shares credited to the account will not be voted. You cannot vote the shares in person at the Annual Meeting; the Trustee is the only one who can vote the shares.

PROXY TO BE SIGNED AND DATED ON THE REVERSE SIDE